                    Reg. No. 33-57192      Reg No. 33-46033
                    Exhibit No.            Exhibit No.
                    -----------            -----------

                    Exhibit 4(n)(6)        Exhibit 4(b)(47)

                                                                       S&S DRAFT
                                                                         1/22/96

--------------------------------------------------------------------------------

               REDEMPTION AND REFINANCING AGREEMENT (1995 777 C)

                          Dated as of January 1, 1996

                                     Among

                            UNITED AIR LINES, INC.,
                                    as Lessee

                         _____________________________,
                                          as Owner Participant

                 THE MITSUBISHI TRUST AND BANKING CORPORATION,
                      ACTING THROUGH ITS NEW YORK BRANCH,
                                          as Original Loan Participant

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                                          as Owner Trustee

               FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
                                          as Pass Through Trustee

                                      and

               FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
                                          as Indenture Trustee

             -----------------------------------------------------

                          One Boeing 777-222 Aircraft

                                     N767UA

                        Leased to United Air Lines, Inc.

                                                                    (1995 777 C)

                 INDEX TO REDEMPTION AND REFINANCING AGREEMENT
                                  (1995 777 C)
                                                                            Page
                                                                            ----


SECTION 1.  Redemption and Refinancing of Original Certificate..............   4

SECTION 2.  Adjustments to Exhibits to the Lease............................   6

SECTION 3.  Conditions Precedent............................................   6

SECTION 4.  Representations and Warranties..................................  12

SECTION 5.  Notices.........................................................  25

SECTION 6.  Expenses........................................................  25

SECTION 7.  Miscellaneous...................................................  26


EXHIBIT A   MATURITY DATES, PRINCIPAL AMOUNTS
            AND INTEREST RATES OF SERIES
            1995 777 C CERTIFICATES

EXHIBIT A-1 INSTALLMENT PAYMENT DATES AND
            INSTALLMENT PAYMENT PERCENTAGES

EXHIBIT A-2 ISSUANCE OF SERIES 1995 777 C
            CERTIFICATES

EXHIBIT B   FORM OF AMENDED AND RESTATED
            TRUST INDENTURE AND MORTGAGE

EXHIBIT C   FORM OF FIRST AMENDMENT TO LEASE
            AGREEMENT

EXHIBIT D   FORM OF FIRST AMENDMENT TO
            PARTICIPATION AGREEMENT

EXHIBIT E   FORM OF FIRST AMENDMENT TO TRUST
            AGREEMENT

               REDEMPTION AND REFINANCING AGREEMENT (1995 777 C)


          This REDEMPTION AND REFINANCING AGREEMENT (1995 777 C), dated as of January 1, 1996 and effective as of the Effective Date, among (i) UNITED AIR LINES, INC., a Delaware corporation (the "Lessee" or the "Company"), (ii) _______________________________________________________, a Delaware corporation
(the "Owner Participant"), (iii) STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association (as successor to State Street Bank and Trust Company), not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee (the "Owner Trustee"), under that certain Trust Agreement (1995 777 C), dated as of May 1, 1995, as amended by the First Amendment to Trust Agreement (1995 777 C), dated February __, 1996 and effective as of the Effective Date, between the Owner Participant and the Owner Trustee, (iv) FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as otherwise provided herein, but solely as trustee under the Pass Through Trust Agreement, dated as of February 1, 1992, as amended and restated as of May 1, 1995 (the "Basic Agreement"), between the Lessee and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplements Nos. 1996-A1 and 1996-A2 thereto, each dated as of January 1, 1996, creating the 1996-A1 Pass Through Trust and the 1996-A2 Pass Through Trust, respectively (the Basic Agreement, as so supplemented, being the "1996-A1 Pass Through Trust Agreement" and the "1996-A2 Pass Through Trust Agreement", respectively, each of the 1996-A1 Pass Through Trust Agreement and the 1996-A2 Pass Through Trust Agreement being a "Pass Through Trust Agreement", and First Security Bank of Utah, National Association, in its capacity as trustee under each Pass Through Trust Agreement being a "Pass Through Trustee"), (v) FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as otherwise provided herein, but solely as indenture trustee (the "Indenture Trustee") under the Original Indenture (as defined below), as amended and restated by the Amended and Restated Trust Indenture and Mortgage (1995 777 C), dated as of January 1, 1996 and effective as of the Effective Date (the "Amended and Restated Indenture"), and (vi) THE MITSUBISHI TRUST AND BANKING CORPORATION, acting through its New York Branch (the "Original Loan Participant").


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Lessee, the Owner Participant, the Owner Trustee, the Original Loan Participant and the Indenture Trustee entered into a Participation Agreement (1995 777 C), dated as of May 1, 1995 (the "Original Participation Agreement"; all capitalized terms used herein without definition shall have the meanings set forth in the Original Participation Agreement; the Original Participation Agreement, as amended by the First Amendment to Participation Agreement (1995 777 C), dated February __, 1996 and effective as of the Effective Date, being herein called the "Participation Agreement"), providing for the sale and lease of one Boeing Model 777-222 aircraft, bearing U.S. registration number N767UA and Manufacturer's Serial Number 26918 (the "Aircraft");

          WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Owner Participant entered into a Trust Agreement (1995 777 C), dated as of May 1, 1995 (such Trust Agreement, as supplemented by Trust Agreement and Trust Indenture and Security Agreement Supplement No. 1 (1995 777 C), dated May 31, 1995, being herein called the "Original Trust Agreement"; the Original Trust Agreement, as amended by the First Amendment to Trust Agreement (1995 777 C), dated February __, 1996 and effective as of the Effective Date, being herein called the "Trust Agreement"), with the Owner Trustee in its individual capacity, pursuant to which Trust Agreement the Owner Trustee agreed, among other things, to hold the Trust Estate defined in Section
1.01 of such Trust Agreement for the benefit of the Owner Participant thereunder;

          WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Owner Trustee and the Indenture Trustee entered into a Trust Indenture and Security Agreement (1995 777 C), dated as of May 1, 1995 (such Trust Indenture and Security Agreement, as supplemented by Trust Agreement and Trust Indenture and Security Agreement Supplement No. 1 (1995 777
C), dated May 31, 1995 (the "Trust Supplement"), being herein called the "Original Indenture"; the Original Indenture, as amended and restated as contemplated by Section 3(c) below, being herein called the "Indenture") for the benefit of the Original Loan Participant (and, upon the issuance of the Equipment Notes (as defined below), the Holders (as defined in the Amended and Restated Indenture) of the Equipment Notes issued thereunder), pursuant to which Original Indenture, among other things, a certificate substantially in the form set forth in Section 2.01 thereof (the "Original Certificate") was issued to the Original Loan Participant as evidence of the loan then being made by the Original Loan Participant to the Owner Trustee, the proceeds of which were applied by the Owner Trustee to the payment of Lessor's Cost for the Aircraft;

          WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Owner Trustee and the Lessee entered into a Lease Agreement (1995 777 C), dated as of May 1, 1995 (such Lease Agreement, as supplemented by Lease Supplement No. 1 (1995 777 C), dated May 31, 1995, being herein called the "Original Lease"; the Original Lease, as amended by the First Amendment to Lease Agreement (1995 777 C), dated February __, 1996 and effective as of the Effective Date, being herein called the "Lease"), relating to the Aircraft whereby, subject to the terms and conditions set forth in the Original Lease, the Owner Trustee agreed to lease to the Lessee, and the Lessee agreed to lease from the Owner Trustee, the Aircraft on the Delivery Date;

          WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Lessee and the Owner Participant entered into a Tax Indemnity

Agreement (1995 777 C), dated as of May 1, 1995 (the "Original Tax Indemnity Agreement"), and in connection with the refinancing contemplated hereby, the Lessee and the Owner Participant are entering into the First Amendment to Tax Indemnity Agreement (as defined below) (the Original Tax Indemnity Agreement, as amended by the First Amendment to Tax Indemnity Agreement, being called herein the "Tax Indemnity Agreement");

          WHEREAS, the parties hereto wish to effect an optional redemption of the Original Certificate issued to the Original Loan Participant pursuant to the Original Indenture and as permitted by Section 20 of the Original Participation Agreement as part of a refunding or refinancing transaction;

          WHEREAS, the Owner Trustee has agreed, in connection with the redemption of the Original Certificate issued to the Original Loan Participant pursuant to the Original Indenture, to issue Equipment Notes substantially in the form set forth in Exhibits A-1 and A-2 to the Amended and Restated Indenture (for the purposes hereof, "Equipment Notes" shall have the meaning set forth for the term "Series 1995 777 C Certificates" in the Amended and Restated Indenture) to the two separate grantor trusts created by the Pass Through Trust Agreements, and each Pass Through Trustee will thereafter issue the Pass Through Certificates substantially in the form of Exhibit A to each Pass Through Trust Agreement (the "Pass Through Certificates");

          WHEREAS, to facilitate the Owner Trustee's sale of the Equipment Notes to the Pass Through Trustee and the purchase of such Equipment Notes by the Pass Through Trustee, the Lessee, referred to as the "Company" in the Basic Agreement, has duly authorized the execution and delivery of each of the two Pass Through Trust Agreements as the "issuer" thereunder, as such term is defined in and solely for purposes of the Securities Act of 1933, as amended, and of the Pass Through Certificates being issued thereunder as the "obligor" thereunder, as such term is defined in and solely for purposes of the Trust Indenture Act of 1939, as amended, with respect to the Pass Through Certificates and is undertaking to perform certain administrative and ministerial duties thereunder and is also undertaking to pay the fees and expenses of the Pass Through Trustee;

          WHEREAS, the proceeds from the sale of the Equipment Notes will be applied, among other things, to effect the optional redemption of the Original Certificate issued to the Original Loan Participant pursuant to the Original Indenture; and

          WHEREAS, in connection with the refunding or refinancing transaction as contemplated hereby, the Owner Trustee and the Lessee have agreed to adjust all payments of Basic Rent, Excess Amount, Stipulated Loss Value, Termination Value and EBO Percentages, and to adjust the debt amortization schedule on the Refinancing Date (as defined below) in accordance with Section 20 of the Original Participation Agreement, and to amend Exhibits B, C, D and H to the Lease so as to reflect such adjustments;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Redemption and Refinancing of Original Certificate.  (a)
                      --------------------------------------------------
Subject to the satisfaction or waiver of the conditions set forth herein at or prior to 10:00 a.m. (Central Standard Time) on the date designated by the Lessee, on behalf of the Owner Trustee, pursuant to Section 20 of the Original Participation Agreement or at such other date and time agreed to by the parties hereto (the "Refinancing Date"):

          (i) the Lessee shall, on the Business Day preceding the Refinancing Date, deposit with the Indenture Trustee an amount sufficient to pay accrued but unpaid interest on the Original Certificate that shall be owing to the Original Loan Participant on the Refinancing Date;

          (ii) the Owner Trustee shall, in accordance with Section 2.01 of the Amended and Restated Indenture, issue and deliver to the Indenture Trustee Equipment Notes, dated the Refinancing Date and of the maturities, in the principal amounts, bearing the interest rates and of the other economic terms specified in Exhibits A, A-1 and A-2;

          (iii) the Indenture Trustee shall authenticate such Equipment Notes pursuant to Section 2.02 of the Amended and Restated Indenture, and deliver such Equipment Notes to the Pass Through Trustees as specified in Exhibit A-2 against payment by the Pass Through Trustees of the amounts specified in Exhibit A (the aggregate amounts being the "Refinancing Amount");

          (iv) the Lessee shall on or prior to the Refinancing Date pay to the Indenture Trustee for the account of the Owner Trustee and on an after-tax basis to the Owner Trustee and the Owner Participant all Supplemental Rent (including Break Amount (as defined in the Original Indenture), if any), necessary to effectuate on the Refinancing Date the transactions contemplated hereby or otherwise due and owing on the Refinancing Date;

          (v) the Indenture Trustee shall disburse to the Original Loan Participant the amount of principal, interest and Break Amount, if any, owing to the Original Loan Participant on the Refinancing Date with respect to the Original Certificate issued to the Original Loan Participant pursuant to the Original Indenture in accordance with Section 2.11 of the Original Indenture and Section 20 of the Original Participation Agreement; and

          (vi) the Indenture Trustee shall disburse to the Owner Participant an amount equal to the difference between (x) the sum of the amounts specified in clauses (i) and (iv) above and (y) the amount specified in clause (v) above.

The Owner Participant, by its execution and delivery hereof, requests and directs the Owner Trustee, in accordance with Section 5.02 of the Trust Agreement, but subject to paragraph (c) of this Section 1, to execute and deliver this Agreement, the First Amendment to the Participation Agreement, the First Amendment to Lease Agreement and the Amended and Restated Indenture and, subject to the satisfaction or waiver of the conditions set forth herein, to take all actions necessary or desirable to effect the issuance of the Equipment Notes and the redemption of the Original Certificate issued to the Original Loan Participant pursuant to the Original Indenture.

          (b) On the Refinancing Date, subject to the receipt by the Original Loan Participant of the aggregate amount provided for in Section 20 of the Original Participation Agreement, the Original Loan Participant shall deliver the Original Certificate issued to the Original Loan Participant to the Owner Trustee for cancellation by the Indenture Trustee. The Original Loan Participant hereby authorizes the Indenture Trustee to act for its benefit as contemplated in this Section 1, and agrees to take all actions necessary or desirable to effect the issuance of the Equipment Notes and the redemption of the Original Certificate issued to the Original Loan Participant.

          (c) In case a Pass Through Trustee shall fail to make the payment described in Section 1(a)(ii), above, or in case the Owner Trustee shall for any reason fail to issue and deliver to the Indenture Trustee the Equipment Notes pursuant to Section 1(a)(i) above, (i) the written notice given by the Lessee with respect to the refinancing contemplated hereby shall be deemed to have never been given, (ii) the Indenture Trustee, the Owner Trustee, the Owner Participant and the Lessee shall have no obligation to pay to the Original Loan Participant any amount in respect of the redemption of the Original Certificate issued to the Original Loan Participant pursuant hereto other than Break Amount, if any, resulting from a failure of such redemption to occur, which amount shall be paid through a Supplemental Rent payment by the Lessee as provided in the Lease and the other Operative Documents, (iii) none of the First Amendment to the Participation Agreement, the First Amendment to Lease Agreement, the Amended and Restated Indenture or the First Amendment to Tax Indemnity Agreement shall be deemed to have been delivered and (iv) the Original Certificate issued to the Original Loan Participant shall remain outstanding and in full force and effect and shall continue to be subject to the terms of the Original Indenture.

          (d) The closing (the "Closing") of the transactions described in this Agreement shall take place at the offices of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, on the Refinancing Date, or at such other place as the parties hereto may agree; the parties hereby agree that the transactions contemplated hereby shall be deemed to have occurred simultaneously and that no transaction contemplated hereby shall be deemed to have occurred except in conjunction with the occurrence of all such other transactions.

          (e) All payments pursuant to this Section 1 shall be made on the Refinancing Date in immediately available funds to such accounts and at such banks as the parties hereto shall designate in writing not less than one Business Day prior to the Refinancing Date.

          (f) This Agreement shall apply only to the redemption and refunding of the Original Certificate issued to the Original Loan Participant as described herein and not to the redemption or refunding of any Equipment Notes or any other Certificate (as defined in the Amended and Restated Indenture) issued under the Amended and Restated Indenture.

          SECTION 2.  Adjustments to Exhibits to the Lease.  The parties hereto
                      ------------------------------------
agree, by their execution and delivery hereof, that the transactions contemplated hereby constitute a refinancing transaction as contemplated by
Section 20 of the Participation Agreement and that they will take all actions contemplated thereby, including the revision of Exhibits B, C, D and H to the Lease and Schedule I to the Tax Indemnity Agreement to reflect the adjustments contemplated thereby. Subject to the consummation of such refinancing transaction as described herein, such revised Exhibits B, C, D and H to the Lease and Schedule I to the Tax Indemnity Agreement shall be effective as of the Refinancing Date.

          SECTION 3.  Conditions Precedent.  The obligations of each of the
                      --------------------
parties hereto to participate in the transactions contemplated by this Agreement on the Refinancing Date are subject to the fulfillment, prior to or on the Refinancing Date, of the following conditions precedent; provided, however, that
                                                         --------  -------
it shall not be a condition precedent to the obligations of any party hereto that any document be produced or action taken that is to be produced or taken by such party or any Person within such party's control; provided further, however,
                                                      -------- -------  -------
that only the condition set forth in clause (a) of this Section 3 shall be a condition precedent to the actions of the Original Loan Participant:

          (a) Each Pass Through Trustee shall have received, concurrently with the payment to the Indenture Trustee by such Pass Through Trustee of an amount equal to the amount specified on Exhibit A, the Equipment Notes as required by
Section 1(a)(ii), and the Indenture Trustee shall have received any other amounts, including Break Amount, if any, required to be paid on the Refinancing Date in connection with the redemption of the Original Certificate issued to the Original Loan Participant, and all such amounts shall have been paid to the Original Loan Participant.

          (b) The Equipment Notes shall have been issued and authenticated in accordance with the Amended and Restated Indenture, and there shall have been transferred to the Indenture Trustee in immediately available funds the amounts referred to above in Sections 1(a)(ii)-(iii).

          (c) The Owner Trustee and the Indenture Trustee shall have entered into an Amended and Restated Indenture in substantially the form of Exhibit B which shall have been duly filed for recording with the FAA.

          (d) The Lessee and the Owner Trustee shall have entered into the First Amendment to Lease Agreement in substantially the form of Exhibit C, which shall have been duly filed for recording with the FAA.

          (e) Each of (i) the Lessee, the Owner Participant, the Owner Trustee, the Pass Through Trustees and the Indenture Trustee shall have entered into the First Amendment to Participation Agreement in substantially the form of Exhibit D and (ii) the Lessee and the Owner Participant shall have entered into the First Amendment to Tax Indemnity Agreement (the "First Amendment to Tax Indemnity Agreement").

          (f) The Owner Participant and the Owner Trustee shall have entered into the First Amendment to the Trust Agreement in substantially the form of Exhibit E, which shall have been duly filed for recording with the FAA.

          (g) (i) The Indenture Trustee shall have received on or prior to the Delivery Date (A) a copy (or other documentation satisfactory to it) of the acknowledgment copy of a properly completed Uniform Commercial Code financing statement, reflecting the Owner Trustee as debtor and the Indenture Trustee as secured party, as to the Indenture Estate, evidencing its filing with the office of the Secretary of State of the State of Connecticut, and (B) a copy (or other documentation satisfactory to it) of the acknowledgment copy of a properly completed Uniform Commercial Code financing statement, reflecting the Lessee as debtor and the Owner Trustee as secured party (and reflecting the Indenture Trustee as assignee), evidencing its filing with the office of the Secretary of State of the State of Illinois, and (ii) no financing statement or similar filing described above in clause (i) shall have been terminated or amended subsequent to the date of its filing and (iii) the Indenture Trustee shall have received, on or prior to the Delivery Date, the only original copy of the Original Lease and, on or prior to the Refinancing Date, the only original copy of the First Amendment to Lease Agreement and shall have (and shall have retained without interruption subsequent to its receipt thereof) possession of each thereof on the Refinancing Date.

          (h) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Owner Participant shall have received the following documents (each of which shall be reasonably satisfactory in form and substance to each of them):

               (i) a certificate of an Independent Appraiser (as defined in the Amended and Restated Indenture) to the effect that the fair value of the Aircraft as of the Refinancing Date is not less than 125% of the aggregate principal amount of the Equipment Notes;

               (ii) a certificate, dated the Refinancing Date, of a Responsible Company Officer (as defined in the Amended and Restated Indenture) to the effect that the issuance of the Pass Through Certificates and the application of the proceeds thereof will not be inconsistent with any of the provisions of the Pass Through Trust Agreements and that all conditions precedent specified herein required to be satisfied by the Lessee prior to the issuance of the Equipment Notes have been satisfied; and

               (iii) revised Exhibits B, C, D and H to the Lease, as provided for in the First Amendment to Lease Agreement.

          (i) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Owner Participant shall have received a certificate signed by a Responsible Company Officer (as defined in the Amended and Restated Indenture), dated the Refinancing Date, certifying that:

               (i) the representations and warranties contained herein of the Lessee are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be certified to have been correct on and as of such earlier date);

               (ii) no event has occurred and is continuing which constitutes an Event of Default or Default (as each such term is defined in the Lease); and

               (iii) no Event of Loss (or event which with the passage of time or the giving of notice, or both, would constitute an Event of Loss) has occurred with respect to the Airframe or any Engine.

          (j) Each of the Indenture Trustee, the Owner Participant, the Pass Through Trustees and the Lessee shall have received a certificate signed by a Responsible Officer (as defined in the Amended and Restated Indenture) of the Owner Trustee, dated the Refinancing Date, certifying that the representations and warranties contained herein of the Owner Trustee are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be certified to have been correct on and as of such earlier date).

          (k) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Lessee shall have received a certificate signed by an authorized officer of the Owner Participant, dated the Refinancing Date, certifying that the representations and warranties contained herein of the Owner Participant are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be certified to have been correct on and as of such earlier date).

          (l) Each of the Pass Through Trustees, the Owner Trustee, the Owner Participant and the Lessee shall have received a certificate signed by a Responsible Officer of the Indenture Trustee, dated the Refinancing Date, certifying that the representations and warranties contained herein of the Indenture Trustee are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

          (m) Each of the Indenture Trustee, the Owner Trustee, the Owner Participant and the Lessee shall have received a certificate signed by an authorized officer of each of the Pass Through Trustees, dated the Refinancing Date, certifying that the representations and warranties contained herein of such Pass Through Trustee are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

          (n) Each of the Pass Through Trustees, the Indenture Trustee, the Owner Trustee and the Owner Participant shall have received the following:

               (i) an incumbency certificate of the Lessee as to the person or persons authorized to execute and deliver this Agreement, the First Amendment to the Participation Agreement, the First Amendment to Lease Agreement, the First Amendment to Tax Indemnity Agreement and any other documents to be executed on behalf of the Lessee in connection with the transactions contemplated hereby and the signatures of such person or persons;

               (ii) a copy of the resolutions of the board of directors of the Lessee or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the Lessee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Lessee in connection with the transactions contemplated hereby; and

               (iii) such other documents and evidence with respect to the other parties hereto as it may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, any other Operative Documents and the Pass Through Trust Agreements and the taking of all necessary corporate action in connection therewith and compliance with the conditions herein set forth.

          (o) Each of the Pass Through Trustees, the Indenture Trustee, the Owner Trustee and the Owner Participant shall have received a certificate signed by an authorized officer of the Lessee, dated the Refinancing Date, certifying that:

               (i) the Aircraft has been duly certified by the FAA as to type and airworthiness in accordance with the terms of the Original Lease;

               [(ii) the Owner Trustee's FAA Bill of Sale, the Original Lease, the Original Trust Agreement and the Original Indenture have been duly recorded with the FAA pursuant to the Federal Aviation Act of 1958, as amended;

               (iii) the Aircraft has been registered with the FAA in the name of the Owner Trustee and the Lessee has authority to operate the Aircraft; and

               (iv) the First Amendment to Lease Agreement, the Amended and Restated Indenture and the First Amendment to Trust Agreement have been duly filed for recording with the FAA].

          (p) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Owner Participant shall have received an opinion addressed to them from Vedder, Price, Kaufman & Kammholz, special counsel for the Lessee, substantially to the same effect as the opinion delivered by it on the Delivery Date pursuant to Section 4(a)(xi) of the Original Participation Agreement, but expanded to cover this Agreement, the First Amendment to Lease Agreement, the First Amendment to Tax Indemnity Agreement and any other document to be executed by the Lessee in connection with the transactions contemplated hereby.

          (q) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Owner Participant shall have received an opinion addressed to them from Francesca M. Maher, Esq., Vice President-Law, Deputy General Counsel and Corporate Secretary of the Lessee, substantially to the same effect as the opinion delivered by internal counsel to the Lessee on the Delivery Date pursuant to Section 4(a)(xi) of the Original Participation Agreement, but expanded to cover this Agreement, the First Amendment to Lease Agreement, the First Amendment to Tax Indemnity Agreement and any other documents to be executed by the Lessee in connection with the transactions contemplated hereby.

          (r) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees, the Owner Participant and the Lessee shall have received an opinion addressed to them from Bingham, Dana & Gould, special counsel for the Owner Trustee, substantially to the same effect as the opinion delivered on the Delivery Date pursuant to Section 4(a)(xiii) of the Original Participation Agreement, but expanded to cover this Agreement, the documentation relating to the assumption by the Owner Trustee of the obligations of the Original Owner Trustee under the Operative Documents, the First Amendment to Trust Agreement, the First Amendment to Lease Agreement, the Amended and Restated Indenture and any other documents to be executed by the Owner Trustee in connection with the transactions contemplated hereby.

          (s) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees, the Owner Participant and the Lessee shall have received an opinion addressed to them from Ray, Quinney & Nebeker, special counsel for the Pass Through Trustees and the Indenture Trustee, substantially to the same effect (but with respect also to the Pass Through Trustees and the Pass Through Trust Agreement) as the opinion delivered on the Delivery Date pursuant to
Section 4(a)(xvi) of the Original Participation Agreement, but expanded to cover this Agreement, the documentation relating to the assumption by the Indenture Trustee of the obligations of the Original Indenture Trustee under the Operative Documents, the First Amendment to Lease Agreement, the Amended and Restated Indenture and any other documents to be executed by the Pass Through Trustees and the Indenture Trustee in connection with the transactions contemplated hereby.

          (t) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees, the Owner Participant and the Lessee shall have received opinions addressed to them from White & Case, special counsel for the Owner Participant, and the Vice President-General Counsel of the Owner Participant, substantially to the same effect as the opinions delivered by them on the Delivery Date pursuant to Section 4(a)(xiv) of the Original Participation Agreement, but expanded to cover this Agreement, the First Amendment to Trust Agreement, the First Amendment to Tax Indemnity Agreement, and any other documents to be executed by the Owner Participant in connection with the transactions contemplated hereby.

          (u) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees, the Owner Participant and the Lessee shall receive an opinion addressed to them from Lytle Soule & Curlee, special counsel in Oklahoma City, Oklahoma, substantially to the same effect taking into account the Amended and Restated Indenture, the First Amendment to Lease Agreement and the First Amendment to Trust Agreement, (i) as the opinion delivered by it pursuant to
Section 4(a)(xv) of the Original Participation Agreement on the Delivery Date and (ii) as the opinion delivered to them subsequent to the Delivery Date pursuant to the final paragraph of Section 4(a) of the Original Participation Agreement;

          (v) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Owner Participant shall have received an independent insurance broker's report, and certificates of insurance, dated the Refinancing Date, substantially in the form of the report and certificates delivered pursuant to Section 4(a)(xxi) of the Original Participation Agreement on the Delivery Date, as to the due compliance with the terms of Section 11 of the Lease relating to the insurance with respect to the Aircraft and with any other agreements of the Lessee with respect of such insurance, and references in such report and certificates to the "Indenture", the "Participation Agreement", the "Trust Agreement" and the "Lease" shall be to such documents as amended by the Amended and Restated Indenture, the First Amendment to Participation Agreement, the First Amendment to Lease Agreement and the First Amendment to Trust Agreement. Such report and certificates shall recognize the redemption of the Original Certificate issued to the Original Loan Participant consummated pursuant to this Agreement.

          (w) The Original Loan Participant shall have executed and delivered a receipt and release of indebtedness as to the Original Certificate issued to the Original Loan Participant.

The opinions described above in clauses (p)-(u) shall be dated the Refinancing Date and references therein corresponding to references in prior opinions to the "Indenture", the "Participation Agreement", the "Lease", the "Trust Agreement" or the "Tax Indemnity Agreement" shall be to such documents as amended by the Amended and Restated Indenture, the First Amendment to Participation Agreement, the First Amendment to Lease Agreement, the First Amendment to Trust Agreement and the First Amendment to Tax Indemnity Agreement, respectively.

          Promptly upon the recording with the FAA of the Amended and Restated Indenture, the First Amendment to Lease Agreement and the First Amendment to Trust Agreement, the Lessee will cause Lytle Soule & Curlee, special counsel in Oklahoma City, Oklahoma, to deliver to the parties hereto an opinion as to the due recording thereof and the lack of filing of any intervening documents with respect to the Aircraft.

          Each of the parties hereto agrees to instruct its counsel to prepare and deliver the respective opinions described above in clauses (p)-(u) and to address each such opinion to the Underwriters in addition to the respective addressees set forth above.

          SECTION 4.  Representations and Warranties.  (a)  The Lessee
                      ------------------------------
represents and warrants to the Indenture Trustee, the Owner Trustee, each Pass Through Trustee and the Owner Participant that:

               (i) it is a corporation duly organized and validly existing in good standing pursuant to the laws of the State of Delaware, is duly qualified to do business as a foreign corporation in each jurisdiction in which its operations or the nature of its business requires, except for any jurisdiction where the failure to be so qualified would not have a material adverse effect on it or its business; is a "citizen of the United States" as defined in Section 40102(a)(15) of Title 49 of the United States Code, as amended (the "Act") and an "air carrier" within the meaning of the Act operating under certificates issued under Section 41102 of such Act; holds all material licenses, certificates, permits and franchises from the appropriate agencies of the United States and/or all other governmental authorities having jurisdiction necessary to authorize it to engage in air transport and to carry on scheduled passenger service as presently conducted; has its chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code) in Elk Grove Township, Illinois; has the corporate power and authority to conduct its business as it is presently being conducted and to hold under lease the Aircraft; and has or had, as appropriate, the corporate power and authority to enter into this Agreement, the Original Lease, the Lease Supplement covering the Aircraft, the First Amendment to Lease Agreement, the Original Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Basic Agreement, each Pass Through Trust Agreement Supplement and the Owner Trustee's Purchase Agreement (as defined in the Lease) and perform its obligations under this Agreement, the Lease, the Participation Agreement, the Tax Indemnity Agreement, each Pass Through Trust Agreement and any other Operative Document to which it is or is to be a party;

               (ii) the execution and delivery by it of each of this Agreement, the Original Lease, the Lease Supplement covering the Aircraft, the First Amendment to Lease Agreement, the Original Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Basic Agreement, each Pass Through Trust Agreement Supplement and the Owner Trustee's Purchase Agreement, and the performance by it of each of this Agreement, the Lease, the Participation Agreement, the Tax Indemnity Agreement, each Pass Through Trust Agreement and any other Operative Document to which it is or is to be a party has been duly authorized by all necessary corporate action on the part of the Lessee, does not require any stockholder approval or approval or consent of any trustee or holder of any indebtedness or obligations of the Lessee except such as have been duly obtained, or by the Refinancing Date will have been duly obtained, and are, or as of the Refinancing Date will be, in full force and effect, and does not contravene any law, judgment, governmental rule, regulation or order binding on it or its certificate of incorporation or by-laws or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon its property under, its certificate of incorporation or by-laws, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan, credit agreement, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected;

               (iii) neither the execution and delivery by it of this Agreement, the Original Lease, the Lease Supplement covering the Aircraft, the First Amendment to Lease Agreement, the Original Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Basic Agreement, each Pass Through Trust Agreement Supplement or the Owner Trustee's Purchase Agreement, nor the performance by it of its obligations under this Agreement, the Lease, the Participation Agreement, the Tax Indemnity Agreement, each Pass Through Trust Agreement and any other Operative Document to which it is or is to be a party, required or requires, as appropriate, the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any federal, state or foreign governmental authority or agency, except for (A) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by it, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained and are in full force and effect, (B) the registration of the Aircraft referred to in
          Section 4(a)(ix)(2) of the Participation Agreement, (C) the registrations and filings referred to in Section 4(a)(vi), (D) the recordings with the FAA described in the opinion referred to in
          Section 3(u) and (E) any normal periodic and other reporting requirements under the applicable rules and regulations of the FAA to the extent required to be given or obtained only after the Delivery Date, it being understood that the registration of the issuance and sale of the Pass Through Certificates to be issued pursuant to the provisions of the Pass Through Trust Agreements under the Securities Act of 1933, as amended, and under the securities laws of any state in which the Pass Through Certificates may be offered for sale if the laws of such state require such action has been duly accomplished and the qualification of each Pass Through Trust Agreement under the Trust Indenture Act of 1939, as amended, has been duly obtained;

               (iv) each of this Agreement, the Original Lease, the Lease Supplement covering the Aircraft, the First Amendment to Lease Agreement, the Original

          Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Basic Agreement, each Pass Through Trust Agreement Supplement and the Owner Trustee's Purchase Agreement has been, or on the Refinancing Date will have been, duly executed and delivered by the Lessee; and each of this Agreement, the Lease, the Participation Agreement, the Tax Indemnity Agreement, each Pass Through Trust Agreement and each other Operative Document to which it is or is to be a party will as of the Refinancing Date constitute a legal, valid and binding obligation of the Lessee enforceable against the Lessee in accordance with the terms thereof;

               (v) there are no pending or threatened actions or proceedings before any court or administrative agency which individually (or in the aggregate in the case of any group of related lawsuits) is expected to have a material adverse effect on its financial condition or its ability to perform its obligations under, any of this Agreement, the Lease, the Participation Agreement, the Tax Indemnity Agreement, each Pass Through Trust Agreement and each other Operative Document to which it is or is to be a party;

               (vi) except for (A) the registration of the Aircraft pursuant to the Act, (B) the filing for recording pursuant to said Act of the Trust Agreement, the First Amendment to Trust Agreement, the Original Lease, the Lease Supplement covering the Aircraft, the First Amendment to Lease Agreement, the Original Indenture, the Trust Supplement, the Amended and Restated Trust Indenture and the Owner Trustee's FAA Bill of Sale, (C) the filing of financing statements (and continuation statements at periodic intervals) with respect to the security and other interests created by such documents under the Uniform Commercial Code of Illinois (which financing statements have been duly filed or presented in due form for filing with the appropriate filing office(s) in the State of Illinois) and the Uniform Commercial Code of the State of Connecticut (which financing statements have been duly filed or presented in due form for filing with the appropriate filing office(s) in the State of Connecticut) and (D) the taking of possession by the Indenture Trustee of the original counterparts of the Original Lease, the Lease Supplement covering the Aircraft and the First Amendment to Lease Agreement, no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary or advisable in order to establish and perfect the Owner Trustee's title to and interest in the Aircraft as against it, and to perfect the Indenture Trustee's security interest in the Aircraft as against the Owner Trustee, and in each case as against any third parties in any applicable jurisdictions in the United States;

               (vii) no event has occurred and is continuing which constitutes an Event of Default or Default (as each such term is defined in the Lease); and there has not occurred any event which constitutes or would, with the passage of time or the giving of notice, or both, constitute, an Event of Loss;

               (viii) on the Delivery Date, the Owner Trustee received good and marketable title to the Aircraft free and clear of all Liens, except the rights of the Lessee under the Original Lease and the Lease Supplement covering the Aircraft, the Lien of the Original Indenture, the beneficial interest of the Owner Participant in the Aircraft and the Liens permitted by clauses (ii) and (iii) (solely for taxes not yet due) of Section 6 of the Original Lease;

               (ix) the Lessee is not in default in the performance of any term or condition of the Owner Trustee's Purchase Agreement, and is not in default in the performance of any term or condition of the Purchase Agreement which materially adversely impairs the transactions contemplated by the Participation Agreement or hereby;

               (x) no governmental approval of any kind is required of the Owner Participant, the Original Loan Participant, the Owner Trustee, the Indenture Trustee or any Pass Through Trustee for their respective execution of or performance under this Agreement or any agreement contemplated hereby solely by reason of any fact or circumstance peculiar to: (A) the Lessee, (B) the nature of the Aircraft, or (C) the Lessee's proposed operation or use of the Aircraft;

               [(xi) the Aircraft has been duly certified by the FAA as to type and airworthiness and such certification remains in full force and effect; the Aircraft has been and is currently insured by the Lessee in accordance with the terms of the Lease and is in the condition and state of repair required under the terms of the Lease; and each of the Engines has 750 or more rated take off horsepower or the equivalent of such horsepower;]

               (xii) the Owner Trustee, as Lessor under the Lease, and the Indenture Trustee, as assignee of the Owner Trustee's rights under the Lease pursuant to the Indenture, are, and after giving effect to the refinancing transaction contemplated hereby, will be entitled to the protection of Section 1110 of the United States Bankruptcy Code in connection with the Owner Trustee's and the Indenture Trustee's rights to take possession of the Airframe and Engines in the event of a case under Chapter 11 of the United States Bankruptcy Code in which the Lessee is a debtor;

               (xiii) neither it nor any of its subsidiaries is an "investment company" or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended; and

               (xiv) neither it nor any Person authorized to act on its behalf has directly or indirectly offered the Pass Through Certificates or the Equipment Notes for sale other than in a manner in compliance with the requirements of the Securities Act and the rules and regulations thereunder.

          (b) The Owner Participant represents and warrants to the Indenture Trustee, the Owner Trustee, each Pass Through Trustee and the Lessee that:

               (i) the Owner Participant is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as now conducted, to own or hold under lease its properties and to enter into this Agreement, the Original Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Original Trust Agreement and the First Amendment to Trust Agreement and to perform its obligations under this Agreement, the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement;

               (ii) each of this Agreement, the Original Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Original Trust Agreement and the First Amendment to Trust Agreement has been duly authorized by all necessary corporate action on the part of the Owner Participant, does not require any approval not already obtained of stockholders of the Owner Participant or any approval or consent not already obtained of any trustee or holders of any indebtedness or obligations of the Owner Participant, and has been, or on the Refinancing Date will have been, duly executed and delivered by it, and none of the execution and delivery by the Owner Participant thereof, the consummation by the Owner Participant of the transactions contemplated by this Agreement, the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement or compliance by it with the terms and provisions thereof will contravene any United States federal or state law, judgment, governmental rule, regulation or order applicable to or binding on it (it being understood that no representation or warranty is made with respect to laws, rules or regulations relating to aviation or to the nature of the equipment owned by the Owner Trustee, other than such laws, rules or regulations relating to the citizenship requirements of the Owner Participant under applicable aviation law) or contravenes or results or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien (other than Liens provided for or otherwise permitted in the Operative Documents) upon the Trust Estate under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, contract, corporate charter, by-law or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected;

               (iii) each of this Agreement, the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement will as of the Refinancing Date constitute the legal, valid and binding obligation of the Owner Participant enforceable against the Owner Participant in accordance with the terms thereof;

               (iv) there are no pending or, to the knowledge of the Owner Participant, threatened actions or proceedings against the Owner Participant before any court or administrative agency which, if determined adversely to the Owner Participant, would materially adversely affect the financial condition of the Owner Participant or the ability of the Owner Participant to perform its obligations under, any of this Agreement, the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement;

               (v) there are no Lessor Liens (including for this purpose Liens that would be Lessor Liens but for the proviso to the definition of Lessor Liens) attributable to the Owner Participant;

               (vi)  it is a "citizen of the United States" as defined in
          Section 40102(a)(15) of the Act;

               (vii) no part of the funds used by it to make its investment pursuant to Section 1 of the Original Participation Agreement constituted, and no part of the funds to be used by it to make any payment required hereunder shall constitute, assets of any "employee benefit plan", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or of any "plan" within the meaning of Section 4975(e)(1) of the Code; and

               (viii) neither the Owner Participant nor anyone authorized by it to act on its behalf (it being understood that none of the Lessee, the Underwriters or Capstar Partners, Inc. is acting on behalf of the Owner Participant) has directly or indirectly offered any Equipment Notes or any interest in or any similar interest for sale to, or solicited any offer to acquire any of the same from, any Person.

          (c)(I) State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity ("SSBTC") represents and warrants to the Indenture Trustee, each Pass Through Trustee, the Owner Participant and the Lessee that:

               (i) neither the execution and delivery thereof nor the performance by SSBTC or the Owner Trustee of any of the terms and conditions of this Agreement, the Amended and Restated Indenture, the First Amendment to Lease Agreement, the First Amendment to Participation Agreement, the First Amendment to Trust Agreement and the Equipment Notes by SSBTC, in its individual capacity or as Owner Trustee under the Trust Agreement, as the case may be, nor the consummation by it of the transactions contemplated by this Agreement, the Amended and Restated Indenture, the Lease Agreement, the Participation Agreement or the Trust Agreement will violate any federal or Connecticut law or regulation relating to the banking or trust powers of SSBTC or contravene or result in any breach of, or constitute any default under, its charter or by-laws or the provisions of any indenture, mortgage, contract or other agreements or instruments to which it is a party or by which its properties may be bound or affected;

               (ii) each of the First Amendment to Trust Agreement, this Agreement, the Amended and Restated Indenture, the First Amendment to Lease Agreement, the First Amendment to Participation Agreement and the Equipment Notes has been, or on the Refinancing Date will have been, duly executed and delivered by one of its officers who is duly authorized to execute and deliver such instruments;

               (iii) the Trust Estate is free and clear of Lessor Liens attributable to SSBTC, and there are no Liens affecting the title of the Owner Trustee to the Aircraft resulting from any act or claim against SSBTC arising out of any event or condition not related to the ownership, leasing, use or operation of the Aircraft or to any other transaction contemplated by this Agreement, the Participation Agreement or any of the other Operative Documents, including any Lien resulting from the nonpayment by SSBTC of any Taxes imposed or measured by its net income;

               (iv) there has not occurred any event which constitutes (or to the best of its knowledge, with the passage of time or the giving of notice or both, would constitute) an Indenture Event of Default (as defined in the Indenture) which has been caused by or relates to SSBTC and which is presently continuing;

               (v) SSBTC is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has the corporate power and authority to enter into this Agreement, the First Amendment to Trust Agreement, the First Amendment to Participation Agreement, and to perform its obligations under this Agreement, the Trust Agreement and the Participation Agreement;

               (vi) each of the First Amendment to Trust Agreement, this Agreement, and the First Amendment to Participation Agreement has been duly authorized by all necessary corporate action on its part;

               (vii) each of this Agreement, the Trust Agreement and the Participation Agreement on the Refinancing Date will constitute a legal, valid and binding obligation of SSBTC enforceable against it in accordance with the terms thereof;

               (viii) the principal place of business of SSBTC and the Owner Trustee and the place where its records concerning the Aircraft and all its interest in, to and under all documents relating to the Trust Estate is located at 750 Main Street, Suite 1114, Hartford, Connecticut 06103, Attention: Corporate Trust Department and SSBTC agrees that it will not change the location of such office to a location outside of Hartford, Connecticut, without providing written notice to the Lessee, the Indenture Trustee and the Owner Participant within thirty (30) days following such change in location;

               (ix) no consent, approval, order or authorization of, giving of notice to, or registration or filing with, or taking of any other action in respect of, any Connecticut State or local governmental authority or agency or any United States federal governmental authority or agency regulating the banking or trust powers of SSBTC is required for the execution and delivery of the First Amendment to Trust Agreement, this Agreement or the First Amendment to Participation Agreement by SSBTC or the Owner Trustee, as the case may be, or for the consummation of the transactions contemplated by the Trust Agreement, this Agreement or the Participation Agreement or any other of the Operative Documents to which SSBTC or the Owner Trustee, as the case may be, is or is to be a party, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken;

               (x) SSBTC has never directly or indirectly offered any Equipment Note or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, any Person, and no responsible officer or responsible employee of SSBTC has knowledge of any such offer or solicitation, except (A) for the Original Certificate, (B) as set forth in Section 7(a)(xi) of the Participation Agreement and (C) as contemplated hereby;

               (xi)   SSBTC is a "citizen of the United States" as defined in
          Section 40102(a)(15) of the Act; and

               (xii) there are no pending or, to the knowledge of SSBTC, threatened actions or proceedings against SSBTC or the Owner Trustee before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of SSBTC or the Owner Trustee, as the case may be, to perform its obligations under any of this Agreement, the Participation Agreement, the Trust Agreement, the Lease, the Owner Trustee's Purchase Agreement (as defined in the Participation Agreement), the Amended and Restated Indenture, the Equipment Notes or any other documents executed by the Owner Trustee or SSBTC in connection with the transactions contemplated by the Operative Documents.

          (II) State Street Bank and Trust Company of Connecticut, National Association, solely in its capacity as Owner Trustee further represents and warrants that:

               (i) SSBTC is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has the corporate power and authority to enter into this Agreement, the First Amendment to Trust Agreement and the First Amendment to Participation Agreement and to perform its obligations under this Agreement, the Trust Agreement and the Participation Agreement;

               (ii) assuming due authorization, execution and delivery of the Trust Agreement and the First Amendment to Trust Agreement by the Owner Participant, each of the First Amendment to Trust Agreement, this Agreement, the Amended and Restated Indenture, the First Amendment to Lease Agreement, the First Amendment to Participation Agreement, and the Equipment Notes has been, or on the Refinancing Date will have been, duly executed and delivered by it, and each of this Agreement, the Trust Agreement, the Lease, the Participation Agreement and the Amended and Restated Indenture, on the Refinancing Date, will constitute a legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms thereof;

               (iii) the Owner Trustee has never directly or indirectly offered any Equipment Note or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, any Person, and no responsible officer or responsible employee of the Owner Trustee has knowledge of any such offer or solicitation, except (A) for the Original Certificate, (B) as set forth in Section 7(a)(xi) of the Participation Agreement and (C) as contemplated hereby; and

               (iv) there are no pending or, to the knowledge of SSBTC, threatened actions or proceedings against the Owner Trustee before any court or administrative agency which, if determined adversely to it, would materially adversely affect its ability to perform its obligations under any of this Agreement, the Participation Agreement, the Trust Agreement, the Lease, the Owner Trustee's Purchase Agreement (as defined in the Participation Agreement), the Amended and Restated Indenture, the Equipment Notes or any other documents executed by it in connection with the transactions contemplated by the Operative Document; and

          (d) First Security Bank of Utah, National Association, in its individual capacity ("FSBU"), represents to the Owner Trustee, the Owner Participant and the Lessee that:

               (i) it is a "citizen of the United States" as defined in Section 40102(a)(15) of the Act, that it will notify promptly all parties to this agreement if in its reasonable opinion its status as a "citizen of the United States" is likely to change and that it will resign as Indenture Trustee as provided in Section 9.07 of the Indenture if it should cease to be a "citizen of the United States";

               (ii) it is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has the full corporate power, authority and legal right under the laws of Utah and the United States pertaining to its banking, trust and fiduciary powers to enter into this Agreement, the Amended and Restated Indenture, and the First Amendment to Participation Agreement, to perform its obligations under this Agreement, the Amended and Restated Indenture, the Participation Agreement and each Pass Through Trust Agreement and, in its capacity as Indenture Trustee, authenticate the Equipment Notes to be delivered on the Refinancing

          Date and, in its capacity as Pass Through Trustee, execute, authenticate and deliver the Pass Through Certificates;

               (iii) this Agreement, the Amended and Restated Indenture, the First Amendment to Participation Agreement and each Pass Through Trust Agreement and the authentication of the Equipment Notes to be delivered on the Refinancing Date have been duly authorized by all necessary corporate action on the part of FSBU, the Indenture Trustee and the relevant Pass Through Trustee, as it shall be a party thereto in any such capacity, and neither the execution (or, in the case of the Equipment Notes, the authentication) and delivery thereof in any such capacity nor the performance by it in any such capacity of any of the terms and provisions of this Agreement, the Amended and Restated Indenture, the Participation Agreement or the Equipment Notes will violate any federal or Utah law or regulation relating to the banking or trust powers of FSBU or contravene or result in any breach of, or constitute any default under its charter or by-laws or the provisions of any indenture, mortgage, contract or other agreement or instrument to which any of FSBU or the Indenture Trustee is a party or by which it or its properties may be bound or affected;

               (iv) each of this Agreement, the Amended and Restated Indenture, the First Amendment to Participation Agreement, each Pass Through Trust Agreement and the Equipment Notes has been, or on the Refinancing Date will have been, duly executed (or, in the case of the Equipment Notes, authenticated or, in the case of the Pass Through Certificates, executed and authenticated) and delivered by FSBU, the Indenture Trustee and the relevant Pass Through Trustee, as it shall be a party thereto in any such capacity, and, assuming that each of this Agreement, the Amended and Restated Indenture, the Participation Agreement and each Pass Through Trust Agreement constitutes on the Refinancing Date the legal, valid and binding obligation of each of the parties thereto (other than FSBU, the Indenture Trustee and the relevant Pass Through Trustee), each such document, on the Refinancing Date, will constitute the legal, valid and binding obligation of FSBU, the Indenture Trustee and the relevant Pass Through Trustee, as it is a party thereto in any such capacity, enforceable against it in such capacity in accordance with its terms;

               (v) neither the execution (or, in the case of the Equipment Notes and the Pass Through Certificates, the authentication or, in the case of the Pass Through Certificates, the execution and authentication) and delivery by FSBU, the Indenture Trustee or any Pass Through Trustee, as it is a party in any such capacity to any of this Agreement, the Amended and Restated Indenture, the

          First Amendment to Participation Agreement, the Pass Through Trust Agreements, the Equipment Notes or the Pass Through Certificates, nor the consummation by it in any such capacity of any of the transactions contemplated hereby, by the Indenture, by the Pass Through Trust Agreements, by the Equipment Notes or by the Pass Through Certificates requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to, any Utah or federal governmental authority or agency regulating the banking, trust or fiduciary powers of FSBU;

               (vi) there are no Taxes payable by FSBU, the Indenture Trustee or any Pass Through Trustee imposed by the State of Utah or any political subdivision or taxing authority thereof in connection with the execution (or, in the case of the Equipment Notes and the Pass Through Certificates, the authentication) and delivery by it as a party in any such capacity to this Agreement, the Amended and Restated Indenture, the First Amendment to Participation Agreement, any Pass Through Trust Agreement, the Equipment Notes or the Pass Through Certificates or performance by it as a party in any such capacity of this Agreement, the Amended and Restated Indenture, the Participation Agreement, the Pass Through Trust Agreements, the Equipment Notes or the Pass Through Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by FSBU, the Indenture Trustee or any Pass Through Trustee, as the case may be, for services rendered in connection with the transactions contemplated thereby), and there are no Taxes payable by FSBU, the Indenture Trustee or any Pass Through Trustee imposed by the State of Utah or any political subdivision thereof in connection with the acquisition, possession or ownership by any Pass Through Trustee of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by a Pass Through Trustee for services rendered in connection with the transactions contemplated by the Pass Through Trust Agreements) and, assuming that the trust created by the respective Pass Through Trust Agreement will not be taxable as a corporation, but, rather, will be characterized as a grantor trust under subpart E, Part I of Subchapter J of the Code, such trust will not be subject to any Taxes imposed by the State of Utah or any political subdivision thereof;

               (vii) there are no pending or threatened actions or proceedings against any of FSBU, the Indenture Trustee or either Pass Through Trustee before any court or administrative agency which individually (or in the aggregate in the case of any group of related lawsuits) purports to affect the legality, validity or enforceability of, or which is reasonably likely to materially adversely affect the ability of FSBU, the Indenture Trustee or either Pass Through Trustee to perform its respective obligations as a party in any such capacity under, any of this Agreement, the Amended and Restated Indenture, the Participation Agreement, the relevant Pass Through Trust Agreement, the Equipment Notes or the Pass Through Certificates; and

               (viii) except for the issuance and sale pursuant to the respective Pass Through Trust Agreements of the Pass Through Certificates contemplated thereby, neither FSBU nor any Pass Through Trustee has directly or indirectly offered any Equipment Note for sale to any Person, or solicited any offer to acquire any Equipment Notes from any Person other than the Owner Trustee and the Owner Participant, and neither FSBU nor any Pass Through Trustee has authorized anyone to act on its behalf to offer directly or indirectly any Equipment Note for sale to any Person, or to solicit any offer to acquire any Equipment Note from any Person other than the Owner Trustee and the Owner Participant and no Pass Through Trustee is in default under any respective Pass Through Trust Agreement.

          SECTION 5.  Notices.  Unless otherwise specifically provided herein,
                      -------
all notices required or permitted by the terms of this Agreement shall be given in accordance with the provisions of Section 13 of the Participation Agreement.

          SECTION 6.  Expenses.  (a)  Except as provided in paragraph (b),
                      --------
below, all of the Transaction Expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated by this Agreement shall be paid by the Owner Participant as contemplated by Sections 16 and 20(a)(6) of the Participation Agreement.

          (b) In the event that the transactions contemplated by this Agreement and the agreements referred to herein are not consummated, the Lessee shall bear and pay all Transaction Expenses referred to above on an after-tax basis; provided that, if the transaction fails to be consummated as a result of the
--------
failure of the Owner Participant to comply with the terms hereof or thereof, the Owner Participant shall bear and pay its own fees, costs and expenses (including, without limitation, the fees and expenses of its special counsel) and the Lessee shall pay all other Transaction Expenses as aforesaid.

          (c) SSBTC is entering into this Agreement solely as Owner Trustee under the Trust Agreement and not in its individual capacity except as expressly provided for herein, and in no case whatsoever shall SSBTC (or any entity acting as successor trustee under the Trust Agreement) be personally liable for, or for any loss in respect of, any statements, representations, warranties, agreements or obligations of the Owner Trustee hereunder; provided, however, that SSBTC
                                               --------  -------
shall be liable hereunder in its individual capacity to the extent expressly provided for hereunder and for its own willful misconduct or gross negligence. If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement and the Participation Agreement, such successor owner trustee shall, without any further act, succeed to all of the rights, duties, immunities and obligations hereunder, and its predecessor owner trustee and SSBTC shall be released from all further duties and obligations hereunder, without prejudice to any claims against SSBTC or such predecessor owner trustee for any default by SSBTC or such predecessor owner trustee, respectively, in the performance of its obligations hereunder prior to such appointment.

          SECTION 7.  Miscellaneous.  This Agreement may be executed in any
                      -------------
number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to the Indenture Trustee. The index preceding this Agreement and the headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Agreement shall be binding upon, and shall inure to the extent provided herein to the benefit only of the following parties: the Lessee and, subject to the terms of the Participation Agreement, its successors and permitted assigns, the Original Loan Participant, the Indenture Trustee and its successors as Indenture Trustee (and any additional trustee appointed) under the Amended and Restated Indenture, the Owner Trustee and its successors as Owner Trustee under the Trust Agreement, each Pass Through Trustee and its successors as Pass Through Trustee under the 1996-A1 Pass Through Trust Agreement or the 1996-A2 Pass Through Trust Agreement, respectively, and the Owner Participant and, subject to the provisions of the Participation Agreement, its successors and permitted assigns. No purchaser or holder of any of the Equipment Notes shall be deemed to be a successor or assign of the Original Loan Participant or to have any rights or benefits hereunder. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS OF THE STATE OF ILLINOIS.

          IN WITNESS WHEREOF, the parties hereto have caused this Redemption and Refinancing Agreement (1995 777 C) to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                           UNITED AIR LINES, INC.,
                              as Lessee


                           By:
                              -------------------------------------
                              Name:
                              Title:


                           -----------------------------,
                              as Owner Participant


                           By:
                              -------------------------------------
                              Name:
                              Title:


                           STATE STREET BANK AND TRUST COMPANY
                            OF CONNECTICUT, NATIONAL ASSOCIATION,
                              not in its individual capacity except
                              as expressly provided for herein,
                              but solely as Owner Trustee


                           By:
                              -------------------------------------
                              Name:
                              Title:

                           STATE STREET BANK AND TRUST COMPANY,
                              not in its individual capacity except
                              as expressly provided for herein,
                              but solely as Owner Trustee Parent Guarantor


                           By:
                              -------------------------------------
                              Name:
                              Title:


                           THE MITSUBISHI TRUST AND BANKING
                            CORPORATION, ACTING THROUGH ITS NEW
                            YORK BRANCH,
                              as Original Loan Participant


                           By:
                              -------------------------------------
                              Name:
                              Title:


                           FIRST SECURITY BANK OF UTAH,
                            NATIONAL ASSOCIATION,
                              as Pass Through Trustee


                           By:
                              -------------------------------------
                              Name:
                              Title:

                                                                     (1995 777C)



                           FIRST SECURITY BANK OF UTAH,
                            NATIONAL ASSOCIATION,
                              as Indenture Trustee


                           By:
                              -------------------------------------
                              Name:
                              Title:

                                                                    (1995 777 C)

                                                                    Exhibit A to
                                                                  Redemption and
                                                           Refinancing Agreement
                                                                    (1995 777 C)


                     Maturity Dates, Principal Amounts and
                     -------------------------------------
                Interest Rates of Series 1995 777 C Certificates
                ------------------------------------------------


                                           Principal   Interest Rate
                        Maturity Date       Amount        Per Annum
                        -------------      ---------   -------------
Series 1995 777 C1

Series 1995 777 C2


                                                                    (1995 777 C)

                                                                  Exhibit A-1 to
                                                                  Redemption and
                                                           Refinancing Agreement
                                                                    (1995 777 C)



         Installment Payment Dates and Installment Payment Percentages
         -------------------------------------------------------------

                    Installment Certificates shall be those
                Certificates with the following Maturity Dates:

                 Installment Certificate No. 1 - Maturity Date:

                       Installment Payment  Installment Payment
                       -------------------  --------------------
                              Date               Percentage
                              ----               ----------



                              TOTAL                       %

                                      A-1-2                         (1995 777 C)


                 Installment Certificate No. 2 - Maturity Date:

                       Installment Payment  Installment Payment
                       -------------------  --------------------
                               Date              Percentage
                               ----              ----------



                               TOTAL                      %


                                                                (1995 777 C)

                                                                  Exhibit A-2 to
                                                                  Redemption and
                                                           Refinancing Agreement
                                                                    (1995 777 C)



                   Issuance of Series 1995 777 C Certificates
                   ------------------------------------------

          The Series 1995 777 C Loan Certificates issued hereunder shall be issued to and shall be payable to each of the Pass Through Trustees under the [1996-A1] Pass Through Trust Agreement and the [1996-A2] Pass Through Trust Agreement with respect to the grantor trusts created thereby, each such trust as described below consisting in the aggregate of the certificates issued hereunder and the other certificates contained therein:

                [1996 A1] Trust:
                ____% Certificate due _________

                [1996 A2] Trust:
                ____% Certificate due _________

                                                               (1995 777 C)

                                                                    Exhibit B to
                                                                  Redemption and
                                                           Refinancing Agreement
                                                                    (1995 777 C)



                                    Form of
               Amended and Restated Trust Indenture and Mortgage
               -------------------------------------------------

                                                               (1995 777 C)

                                                                    Exhibit C to
                                                                  Redemption and
                                                           Refinancing Agreement
                                                                    (1995 777 C)


                                    Form of
                       First Amendment to Lease Agreement
                       ----------------------------------

                                                               (1995 777 C)

                                                                    Exhibit D to
                                                                  Redemption and
                                                           Refinancing Agreement
                                                                    (1995 777 C)



                                    Form of
                   First Amendment to Participation Agreement
                   ------------------------------------------

                                                               (1995 777 C)

                                                                    Exhibit E to
                                                                  Redemption and
                                                           Refinancing Agreement
                                                                    (1995 777 C)



                                    Form of
                       First Amendment to Trust Agreement
                       ----------------------------------

                                                                 (1994 747 B)

                                                                       S&S DRAFT
                                                                         1/25/96


--------------------------------------------------------------------------------

               REDEMPTION AND REFINANCING AGREEMENT (1994 747 B)

                          Dated as of January 1, 1996

                                     Among

                            UNITED AIR LINES, INC.,
                                      as Lessee

                       --------------------------------,
                                      as Owner Participant

                 THE MITSUBISHI TRUST AND BANKING CORPORATION,
                      ACTING THROUGH ITS NEW YORK BRANCH,
                                      as Original Loan Participant

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                                      as Owner Trustee

              FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
                                      as Pass Through Trustee

                                      and

              FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
                                      as Indenture Trustee

         ------------------------------------------------------------

                          One Boeing 747-451 Aircraft

                                    N106UA

                       Leased to United Air Lines, Inc.

--------------------------------------------------------------------------------

                                                                 (1994 747 B)

                 INDEX TO REDEMPTION AND REFINANCING AGREEMENT
                                 (1994 747 B)

                                                                            page
                                                                            ----
SECTION 1.  Redemption and Refinancing of Original Certificate.............   4

SECTION 2.  Adjustments to Exhibits to the Lease...........................   6

SECTION 3.  Conditions Precedent...........................................   6

SECTION 4.  Representations and Warranties.................................  12

SECTION 5.  Notices........................................................  25

SECTION 6.  Expenses.......................................................  25

SECTION 7.  Miscellaneous..................................................  25


EXHIBIT A     MATURITY DATES, PRINCIPAL AMOUNTS
              AND INTEREST RATES OF SERIES
              1994 747 B CERTIFICATES

EXHIBIT A-1   INSTALLMENT PAYMENT DATES AND
              INSTALLMENT PAYMENT PERCENTAGES

EXHIBIT A-2   ISSUANCE OF SERIES 1994 747 B
              CERTIFICATES

EXHIBIT B     FORM OF AMENDED AND RESTATED
              TRUST INDENTURE AND MORTGAGE

EXHIBIT C     FORM OF FIRST AMENDMENT TO LEASE
              AGREEMENT

EXHIBIT D     FORM OF FIRST AMENDMENT TO
              PARTICIPATION AGREEMENT

EXHIBIT E     FORM OF FIRST AMENDMENT TO TRUST
              AGREEMENT

               REDEMPTION AND REFINANCING AGREEMENT (1994 747 B)


          This REDEMPTION AND REFINANCING AGREEMENT (1994 747 B), dated as of January 1, 1996 and effective as of the Effective Date, among (i) UNITED AIR LINES, INC., a Delaware corporation (the "Lessee" or the "Company"), (ii) ______________________________________, a Delaware corporation (the "Owner
Participant"), (iii) STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association (as successor to State Street Bank and Trust Company), not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee (the "Owner Trustee"), under that certain Trust Agreement (1994 747 B), dated as of August 1, 1994, as amended by the First Amendment to Trust Agreement (1994 747 B), dated February __, 1996 and effective as of the Effective Date, between the Owner Participant and the Owner Trustee, (iv) FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as otherwise provided herein, but solely as trustee under the Pass Through Trust Agreement, dated as of February 1, 1992, as amended and restated as of May 1, 1995 (the "Basic Agreement"), between the Lessee and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplements Nos. 1996-A1 and 1996-A2 thereto, each dated as of January 1, 1996, creating the 1996-A1 Pass Through Trust and the 1996-A2 Pass Through Trust, respectively (the Basic Agreement, as so supplemented, being the "1996-A1 Pass Through Trust Agreement" and the "1996-A2 Pass Through Trust Agreement", respectively, each of the 1996-A1 Pass Through Trust Agreement and the 1996-A2 Pass Through Trust Agreement being a "Pass Through Trust Agreement", and First Security Bank of Utah, National Association, in its capacity as trustee under each Pass Through Trust Agreement being a "Pass Through Trustee"),
(v) FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as otherwise provided herein, but solely as indenture trustee (the "Indenture Trustee") under the Original Indenture (as defined below), as amended and restated by the Amended and Restated Trust Indenture and Mortgage (1994 747 B), dated as of January 1, 1996 and effective as of the Effective Date (the "Amended and Restated Indenture"), and (vi) THE MITSUBISHI TRUST AND BANKING CORPORATION, acting through its New York Branch (the "Original Loan Participant").


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Lessee, the Owner Participant, the Owner Trustee, the Original Loan Participant and the Indenture Trustee entered into a Participation Agreement (1994 747 B), dated as of August 1, 1994 (the "Original Participation Agreement"; all capitalized terms used herein without definition shall have the meanings set forth in the Original Participation Agreement; the Original Participation Agreement, as amended by the First Amendment to Participation Agreement (1994 747 B), dated February __, 1996 and effective as of the Effective Date, being herein called the "Participation Agreement"), providing for the sale and lease of one Boeing Model 747-451 aircraft, bearing U.S. registration number N106UA and Manufacturer's Serial Number 26474 (the "Aircraft");

          WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Owner Participant entered into a Trust Agreement (1994 747 B), dated as of August 1, 1994 (such Trust Agreement, as supplemented by Trust Agreement and Trust Indenture and Security Agreement Supplement No. 1 (1994 747 B), dated August 1, 1994, being herein called the "Original Trust Agreement"; the Original Trust Agreement, as amended by the First Amendment to Trust Agreement (1994 747 B), dated February __, 1996 and effective as of the Effective Date, being herein called the "Trust Agreement"), with the Owner Trustee in its individual capacity, pursuant to which Trust Agreement the Owner Trustee agreed, among other things, to hold the Trust Estate defined in Section
1.01 of such Trust Agreement for the benefit of the Owner Participant thereunder;

          WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Owner Trustee and the Indenture Trustee entered into a Trust Indenture and Security Agreement (1994 747 B), dated as of August 1, 1994 (such Trust Indenture and Security Agreement, as supplemented by Trust Agreement and Trust Indenture and Security Agreement Supplement No. 1 (1994 747
B), dated August 1, 1994 (the "Trust Supplement"), being herein called the "Original Indenture"; the Original Indenture, as amended and restated as contemplated by Section 3(c) below, being herein called the "Indenture") for the benefit of the Original Loan Participant (and, upon the issuance of the Equipment Notes (as defined below), the Holders (as defined in the Amended and Restated Indenture) of the Equipment Notes issued thereunder), pursuant to which Original Indenture, among other things, a certificate substantially in the form set forth in Section 2.01 thereof (the "Original Certificate") was issued to the Original Loan Participant as evidence of the loan then being made by the Original Loan Participant to the Owner Trustee, the proceeds of which were applied by the Owner Trustee to the payment of Lessor's Cost for the Aircraft;

          WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Owner Trustee and the Lessee entered into a Lease Agreement (1994 747 B), dated as of August 1, 1994 (such Lease Agreement, as supplemented by Lease Supplement No. 1 (1994 747 B), dated August 1, 1994, being herein called the "Original Lease"; the Original Lease, as amended by the First Amendment to Lease Agreement (1994 747 B), dated February __, 1996 and effective as of the Effective Date, being herein called the "Lease"), relating to the Aircraft whereby, subject to the terms and conditions set forth in the Original Lease, the Owner Trustee agreed to lease to the Lessee, and the Lessee agreed to lease from the Owner Trustee, the Aircraft on the Delivery Date;

          WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Lessee and the Owner Participant entered into a Tax Indemnity

Agreement (1994 747 B), dated as of August 1, 1994 (the "Original Tax Indemnity Agreement"), and in connection with the refinancing contemplated hereby, the Lessee and the Owner Participant are entering into the First Amendment to Tax Indemnity Agreement (as defined below) (the Original Tax Indemnity Agreement as amended by the First Amendment to Tax Indemnity Agreement, being called herein the "Tax Indemnity Agreement");

          WHEREAS, the parties hereto wish to effect an optional redemption of the Original Certificate issued to the Original Loan Participant pursuant to the Original Indenture and as permitted by Section 20 of the Original Participation Agreement as part of a refunding or refinancing transaction;

          WHEREAS, the Owner Trustee has agreed, in connection with the redemption of the Original Certificate issued to the Original Loan Participant pursuant to the Original Indenture, to issue Equipment Notes substantially in the form set forth in Exhibits A-1 and A-2 to the Amended and Restated Indenture (for the purposes hereof, "Equipment Notes" shall have the meaning set forth for the term "Series 1994 747 B Certificates" in the Amended and Restated Indenture) to the two separate grantor trusts created by the Pass Through Trust Agreements, and each Pass Through Trustee will thereafter issue the Pass Through Certificates substantially in the form of Exhibit A to each Pass Through Trust Agreement (the "Pass Through Certificates");

          WHEREAS, to facilitate the Owner Trustee's sale of the Equipment Notes to the Pass Through Trustee and the purchase of such Equipment Notes by the Pass Through Trustee, the Lessee, referred to as the "Company" in the Basic Agreement, has duly authorized the execution and delivery of each of the two Pass Through Trust Agreements as the "issuer" thereunder, as such term is defined in and solely for purposes of the Securities Act of 1933, as amended, and of the Pass Through Certificates being issued thereunder as the "obligor" thereunder, as such term is defined in and solely for purposes of the Trust Indenture Act of 1939, as amended, with respect to the Pass Through Certificates and is undertaking to perform certain administrative and ministerial duties thereunder and is also undertaking to pay the fees and expenses of the Pass Through Trustee;

          WHEREAS, the proceeds from the sale of the Equipment Notes will be applied, among other things, to effect the optional redemption of the Original Certificate issued to the Original Loan Participant pursuant to the Original Indenture; and

          WHEREAS, in connection with the refunding or refinancing transaction as contemplated hereby, the Owner Trustee and the Lessee have agreed to adjust all payments of Basic Rent, Excess Amount, Stipulated Loss Value, Termination Value, Special Termination Value and EBO Percentages, and to adjust the debt amortization schedule on the Refinancing Date (as defined below) in accordance with Section 20 of the Original

Participation Agreement, and to amend Exhibits B, C, D and H to the Lease so as to reflect such adjustments;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Redemption and Refinancing of Original Certificate.  (a)
                      --------------------------------------------------
Subject to the satisfaction or waiver of the conditions set forth herein at or prior to 10:00 a.m. (Central Standard Time) on the date designated by the Lessee, on behalf of the Owner Trustee, pursuant to Section 20 of the Original Participation Agreement or at such other date and time agreed to by the parties hereto (the "Refinancing Date"):

          (i) the Owner Trustee shall, in accordance with Section 2.01 of the Amended and Restated Indenture, issue and deliver to the Indenture Trustee Equipment Notes, dated the Refinancing Date and of the maturities, in the principal amounts, bearing the interest rates and of the other economic terms specified in Exhibits A, A-1 and A-2;

          (ii) the Indenture Trustee shall authenticate such Equipment Notes pursuant to Section 2.02 of the Amended and Restated Indenture, and deliver such Equipment Notes to the Pass Through Trustees as specified in Exhibit A-2 against payment by the Pass Through Trustees of the amounts specified in Exhibit A (the aggregate amounts being the "Refinancing Amount");

          (iii) the Lessee shall on the Refinancing Date pay to the Indenture Trustee for the account of the Owner Trustee and on an After-Tax Basis to the Owner Trustee and the Owner Participant all Supplemental Rent (including Break Amount (as defined in the Original Indenture) if any), necessary to effectuate on the Refinancing Date the transactions contemplated hereby or otherwise due and owing on the Refinancing Date; and

          (iv) the Indenture Trustee shall disburse to the Original Loan Participant the amount of principal, interest and Break Amount, if any, owing to the Original Loan Participant on the Refinancing Date with respect to the Original Certificate issued to the Original Loan Participant pursuant to the Original Indenture in accordance with Section 2.11 of the Original Indenture and Section 20 of the Original Participation Agreement.

The Owner Participant, by its execution and delivery hereof, requests and directs the Owner Trustee, in accordance with Section 5.02 of the Trust Agreement, to execute and deliver this Agreement, the First Amendment to the Participation Agreement, the First Amendment to

Lease Agreement and the Amended and Restated Indenture and to take all actions necessary or desirable to effect the issuance of the Equipment Notes and the redemption of the Original Certificate issued to the Original Loan Participant pursuant to the Original Indenture.

          (b) On the Refinancing Date, subject to the receipt by the Original Loan Participant of the aggregate amount provided for in Section 20 of the Original Participation Agreement, the Original Loan Participant shall deliver the Original Certificate issued to the Original Loan Participant to the Owner Trustee for cancellation by the Indenture Trustee. The Original Loan Participant hereby authorizes the Indenture Trustee to act for its benefit as contemplated in this Section 1, and agrees to take all actions necessary or desirable to effect the issuance of the Equipment Notes and the redemption of the Original Certificate issued to the Original Loan Participant.

          (c) In case a Pass Through Trustee shall fail to make the payment described in Section 1(a)(ii), above, or in case the Owner Trustee shall for any reason fail to issue and deliver to the Indenture Trustee the Equipment Notes pursuant to Section 1(a)(i) above, (i) the written notice given by the Lessee with respect to the refinancing contemplated hereby shall be deemed to have never been given, (ii) the Indenture Trustee, the Owner Trustee, the Owner Participant and the Lessee shall have no obligation to pay to the Original Loan Participant any amount in respect of the redemption of the Original Certificate issued to the Original Loan Participant pursuant hereto other than Break Amount, if any, resulting from a failure of such redemption to occur, (iii) none of the the First Amendment to the Participation Agreement, the First Amendment to Lease Agreement and the Amended and Restated Indenture, the First Amendment to Tax Indemnity Agreement shall be deemed to have been delivered and (iv) the Original Certificate issued to the Original Loan Participant shall remain outstanding and in full force and effect and shall continue to be subject to the terms of the Original Indenture.

          (d) The closing (the "Closing") of the transactions described in this Agreement shall take place at the offices of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, on the Refinancing Date, or at such other place as the parties hereto may agree. The parties hereby agree that the transactions contemplated hereby shall be deemed to have occurred simultaneously and that no transaction contemplated hereby shall be deemed to have occurred except in conjunction with the occurrence of all such other transactions.

          (e) All payments pursuant to this Section 1 shall be made on the Refinancing Date in immediately available funds to such accounts and at such banks as the parties hereto shall designate in writing not less than one Business Day prior to the Refinancing Date.

          (f) This Agreement shall apply only to the redemption and refunding of the Original Certificate issued to the Original Loan Participant as described herein and not to the redemption or refunding of any Equipment Notes or any other Certificate (as defined in the Amended and Restated Indenture) issued under the Amended and Restated Indenture.

          SECTION 2.  Adjustments to Exhibits to the Lease.  The parties hereto
                      ------------------------------------
agree, by their execution and delivery hereof, that the transactions contemplated hereby constitute a refinancing transaction as contemplated by
Section 20 of the Participation Agreement and that they will take all actions contemplated thereby, including the revision of Exhibits B, C, D and H to the Lease [and Schedule I to the Tax Indemnity Agreement] to reflect the adjustments contemplated thereby. Subject to the consummation of such refinancing transaction as described herein, such revised Exhibits B, C, D and H to the Lease [and Schedule I to the Tax Indemnity Agreement] shall be effective as of the Refinancing Date.

          SECTION 3.  Conditions Precedent.  The obligations of each of the
                      --------------------
parties hereto to participate in the transactions contemplated by this Agreement on the Refinancing Date are subject to the fulfillment, prior to or on the Refinancing Date, of the following conditions precedent; provided, however, that
                                                         --------  -------
it shall not be a condition precedent to the obligations of any party hereto that any document be produced or action taken that is to be produced or taken by such party or any Person within such party's control; provided further, however,
                                                      -------- -------  -------
that only the condition set forth in clause (a) of this Section 3 shall be a condition precedent to the actions of the Original Loan Participant:

          (a) Each Pass Through Trustee shall have received, concurrently with the payment to the Indenture Trustee by such Pass Through Trustee of an amount equal to the amount specified on Exhibit A, the Equipment Notes as required by
Section 1(a)(ii), and the Indenture Trustee shall have received any other amounts, including Break Amount, if any, required to be paid in connection with the redemption of the Original Certificate issued to the Original Loan Participant on the Refinancing Date, and such amounts shall have been paid to the Original Loan Participant.

          (b) The Equipment Notes shall have been issued and authenticated in accordance with the Amended and Restated Indenture, and there shall have been transferred to the Indenture Trustee in immediately available funds the amounts referred to above in Sections 1(a)(ii)-(iii).

          (c) The Owner Trustee and the Indenture Trustee shall have entered into an Amended and Restated Indenture in substantially the form of Exhibit B which shall have been duly filed for recording with the FAA.

          (d) The Lessee and the Owner Trustee shall have entered into the First Amendment to Lease Agreement in substantially the form of Exhibit C, which shall have been duly filed for recording with the FAA.

          (e) Each of [(i)] the Lessee, the Owner Participant, the Owner Trustee, the Pass Through Trustees and the Indenture Trustee shall have entered into the First Amendment to Participation Agreement in substantially the form of Exhibit D and (ii) the Lessee and the Owner Participant shall have entered into the First Amendment to Tax Indemnity Agreement (the "First Amendment to Tax Indemnity Agreement").

          (f) The Owner Participant and the Owner Trustee shall have entered into the First Amendment to the Trust Agreement in substantially the form of Exhibit E, which shall have been duly filed for recording with the FAA.

          (g) (i) The Indenture Trustee shall have received on or prior to the Delivery Date (A) a copy (or other documentation satisfactory to it) of the acknowledgment copy of a properly completed Uniform Commercial Code financing statement, reflecting the Owner Trustee as debtor and the Indenture Trustee as secured party, as to the Indenture Estate, evidencing its filing with the office of the Secretary of State of the State of Connecticut, and (B) a copy (or other documentation satisfactory to it) of the acknowledgment copy of a properly completed Uniform Commercial Code financing statement, reflecting the Lessee as debtor and the Owner Trustee as secured party (and reflecting the Indenture Trustee as assignee), evidencing its filing with the office of the Secretary of State of the State of Illinois, and (ii) no financing statement or similar filing described above in clause (i) shall have been terminated or amended subsequent to the date of its filing and (iii) the Indenture Trustee shall have received, on or prior to the Delivery Date, the only original copy of the Original Lease and, on or prior to the Refinancing Date, the only original copy of the First Amendment to Lease Agreement and shall have (and shall have retained without interruption subsequent to its receipt thereof) possession of each thereof on the Refinancing Date.

          (h) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Owner Participant shall have received the following documents (each of which shall be reasonably satisfactory in form and substance to each of them):

               (i) a certificate of an Independent Appraiser (as defined in the Amended and Restated Indenture) to the effect that the fair market value of the Aircraft as of the Refinancing Date is not less than 125% of the aggregate principal amount of the Equipment Notes;

               (ii) a certificate, dated the Refinancing Date, of a Responsible Company Officer (as defined in the Amended and Restated Indenture) to the effect that the issuance of the Pass Through Certificates and the application of the proceeds thereof will not be inconsistent with any of the provisions of the Pass Through Trust Agreements and that all conditions precedent specified herein required to be satisfied by the Lessee prior to the issuance of the Equipment Notes have been satisfied; and

               (iii) revised Exhibits B, C, D and H to the Lease, as provided for in the First Amendment to Lease Agreement.

          (i) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Owner Participant shall have received a certificate signed by a Responsible Company Officer (as defined in the Amended and Restated Indenture), dated the Refinancing Date, certifying that:

               (i) the representations and warranties contained herein of the Lessee are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be certified to have been correct on and as of such earlier date);

               (ii) no event has occurred and is continuing which constitutes an Event of Default or Default (as each such term is defined in the Lease); and

               (iii) no Event of Loss (or event which with the passage of time or the giving of notice, or both, would constitute an Event of Loss) has occurred with respect to the Airframe or any Engine.

          (j) Each of the Indenture Trustee, the Owner Participant, the Pass Through Trustees and the Lessee shall have received a certificate signed by a Responsible Officer (as defined in the Amended and Restated Indenture) of the Owner Trustee, dated the Refinancing Date, certifying that the representations and warranties contained herein of the Owner Trustee are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be certified to have been correct on and as of such earlier date).

          (k) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Lessee shall have received a certificate signed by an authorized officer of the Owner Participant, dated the Refinancing Date, certifying that the representations and warranties contained herein of the Owner Participant are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be certified to have been correct on and as of such earlier date).

          (l) Each of the Pass Through Trustees, the Owner Trustee, the Owner Participant and the Lessee shall have received a certificate signed by a Responsible Officer of the Indenture Trustee, dated the Refinancing Date, certifying that the representations and warranties contained herein of the Indenture Trustee are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

          (m) Each of the Indenture Trustee, the Owner Trustee, the Owner Participant and the Lessee shall have received a certificate signed by an authorized officer of each of the Pass Through Trustees, dated the Refinancing Date, certifying that the representations and warranties contained herein of such Pass Through Trustee are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

          (n) Each of the Pass Through Trustees, the Indenture Trustee, the Owner Trustee and the Owner Participant shall have received the following:

               (i) an incumbency certificate of the Lessee as to the person or persons authorized to execute and deliver this Agreement, the First Amendment to the Participation Agreement, the First Amendment to Lease Agreement, the First Amendment to Tax Indemnity Agreement and any other documents to be executed on behalf of the Lessee in connection with the transactions contemplated hereby and the signatures of such person or persons;

               (ii) a copy of the resolutions of the board of directors of the Lessee or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the Lessee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Lessee in connection with the transactions contemplated hereby; and

               (iii) such other documents and evidence with respect to the other parties hereto as it may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, any other Operative Documents, the Underwriting Agreement (as defined below) and the Pass Through Trust Agreements and the taking of all necessary corporate action in connection therewith and compliance with the conditions herein set forth.

          (o) Each of the Pass Through Trustees, the Indenture Trustee, the Owner Trustee and the Owner Participant shall have received a certificate signed by an authorized officer of the Lessee, dated the Refinancing Date, certifying that:

               (i) the Aircraft has been duly certified by the FAA as to type and airworthiness in accordance with the terms of the Original Lease;

               (ii) the Owner Trustee's FAA Bill of Sale, the Original Lease, the Original Trust Agreement and the Original Indenture have been duly recorded with the FAA pursuant to the Federal Aviation Act of 1958, as amended;

               (iii) the Aircraft has been registered with the FAA in the name of the Owner Trustee and the Lessee has authority to operate the Aircraft; and

               (iv) the First Amendment to Lease Agreement, the Amended and Restated Indenture and the First Amendment to Trust Agreement have been duly filed for recording with the FAA.

          (p) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Owner Participant shall have received an opinion addressed to them from Vedder, Price, Kaufman & Kammholz, special counsel for the Lessee, substantially to the same effect as the opinion delivered by it on the Delivery Date pursuant to Section 4(a)(xi) of the Original Participation Agreement.

          (q) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Owner Participant shall have received an opinion addressed to them from Francesca M. Maher, Esq., Vice President-Law, Deputy General Counsel and Corporate Secretary of the Lessee, substantially to the same effect as the opinion delivered by internal counsel to the Lessee on the Delivery Date pursuant to Section 4(a)(xi) of the Original Participation Agreement.

          (r) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees, the Owner Participant and the Lessee shall have received an opinion addressed to them from Bingham, Dana & Gould, special counsel for the Owner Trustee, substantially to the same effect as the opinion delivered on the Delivery Date pursuant to Section 4(a)(xiii) of the Original Participation Agreement.

          (s) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees, the Owner Participant and the Lessee shall have received an opinion addressed to them from Ray, Quinney & Nebeker, special counsel for the Pass Through Trustees and the Indenture Trustee, substantially to the same effect (but with respect also to the Pass Through Trustees and the Pass Through Trust Agreement) as the opinion delivered on the Delivery Date pursuant to
Section 4(a)(xvi) of the Original Participation Agreement.

          (t) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees, the Owner Participant and the Lessee shall have received opinions addressed to them from Hunton & Williams, special counsel for the Owner Participant, and the Vice President-General Counsel of the Owner Participant, substantially to the same effect as the opinions delivered by them on the Delivery Date pursuant to
Section 4(a)(xiv) of the Original Participation Agreement.

          (u) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees, the Owner Participant and the Lessee shall receive an opinion addressed to them from Lytle Soule & Curlee, special counsel in Oklahoma City, Oklahoma, substantially to the same effect taking into account the Amended and Restated Indenture, the First Amendment to Lease Agreement and the First Amendment to Trust Agreement, (i) as the opinion delivered by [it] pursuant to
Section 4(a)(xv) of the Original Participation Agreement on the Delivery Date and (ii) as the opinion delivered to them subsequent to the Delivery Date pursuant to the final paragraph of Section 4(a) of the Original Participation Agreement;

          (v) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Owner Participant shall have received an opinion addressed to them from Vedder, Price, Kaufman & Kammholz, special counsel for the Lessee, substantially to the same effect as the opinion delivered pursuant to Section 5 of the Underwriting Agreement, dated January __, 1996 (the "Underwriting Agreement"), among the Lessee, Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and NatWest Capital Markets Limited) (the "Underwriters").

          (w) Each of the Indenture Trustee, the Owner Trustee, the Pass Through Trustees and the Owner Participant shall have received an independent insurance broker's report, and certificates of insurance, dated the Refinancing Date, substantially in the form of the report and certificates delivered pursuant to Section 4(a)(xxi) of the Original Participation Agreement on the Delivery Date, as to the due compliance with the terms of Section 11 of the Lease relating to the insurance with respect to the Aircraft and with any other agreements of the Lessee with respect of such insurance, and references in such report and certificates to the "Indenture", the "Participation Agreement", the "Trust Agreement" and the "Lease" shall be to such documents as amended by the Amended and Restated Indenture, the First Amendment to Participation Agreement, the First Amendment to Lease Agreement and the First Amendment to Trust Agreement. Such report and certificates shall recognize the redemption of the Original Certificate issued to the Original Loan Participant consummated pursuant to this Agreement.

          (x) The Original Loan Participant shall have executed and delivered a receipt and release of indebtedness as to the Original Certificate issued to the Original Loan Participant.

The opinions described above in clauses (p)-(u) shall be dated the Refinancing Date and references therein corresponding to references in prior opinions to the "Indenture", the

"Participation Agreement", the "Lease", the "Trust Agreement" or the "Tax Indemnity Agreement" shall be to such documents as amended by the Amended and Restated Indenture, the First Amendment to Participation Agreement, the First Amendment to Lease Agreement, the First Amendment to Trust Agreement and the First Amendment to Tax Indemnity Agreement, respectively.

          Promptly upon the recording with the FAA of the Amended and Restated Indenture, the First Amendment to Lease Agreement and the First Amendment to Trust Agreement, the Lessee will cause Lytle Soule & Curlee, special counsel in Oklahoma City, Oklahoma, to deliver to the parties hereto an opinion as to the due recording thereof and the lack of filing of any intervening documents with respect to the Aircraft.

          Each of the parties hereto agrees to instruct its counsel to prepare and deliver the respective opinions described above in clauses (p)-(u) and to address each such opinion to the Underwriters in addition to the respective addressees set forth above.

          SECTION 4.  Representations and Warranties.  (a)  The Lessee
                      ------------------------------
represents and warrants to the Indenture Trustee, the Owner Trustee, each Pass Through Trustee and the Owner Participant that:

               (i) it is a corporation duly organized and validly existing in good standing pursuant to the laws of the State of Delaware, is duly qualified to do business as a foreign corporation in each jurisdiction in which its operations or the nature of its business requires, except for any jurisdiction where the failure to be so qualified would not have a material adverse effect on it or its business; is a "citizen of the United States" as defined in Section 40102(a)(15) of Title 49 of the United States Code, as amended (the "Act") and an "air carrier" within the meaning of the Act operating under certificates issued under Section 41102 of such Act; holds all material licenses, certificates, permits and franchises from the appropriate agencies of the United States and/or all other governmental authorities having jurisdiction necessary to authorize it to engage in air transport and to carry on scheduled passenger service as presently conducted; has its chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code) in Elk Grove Township, Illinois; has the corporate power and authority to conduct its business as it is presently being conducted and to hold under lease the Aircraft; and has or had, as appropriate, the corporate power and authority to enter into this Agreement, the Original Lease, the Lease Supplement covering the Aircraft, the First Amendment to Lease Agreement, the Original Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Basic Agreement, each Pass Through Trust Agreement Supplement and the

          Owner Trustee's Purchase Agreement (as defined in the Lease) and perform its obligations under this Agreement, the Lease, the Participation Agreement, the Tax Indemnity Agreement, each Pass Through Trust Agreement and any other Operative Document to which it is or is to be a party;

               (ii) the execution and delivery by it of each of this Agreement, the Original Lease, the Lease Supplement covering the Aircraft, the First Amendment to Lease Agreement, the Original Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Basic Agreement, each Pass Through Trust Agreement Supplement and the Owner Trustee's Purchase Agreement, and the performance by it of each of this Agreement, the Lease, the Participation Agreement, the Tax Indemnity Agreement, each Pass Through Trust Agreement and any other Operative Document to which it is or is to be a party has been duly authorized by all necessary corporate action on the part of the Lessee, does not require any stockholder approval or approval or consent of any trustee or holder of any indebtedness or obligations of the Lessee except such as have been duly obtained and are in full force and effect, and does not contravene any law, judgment, governmental rule, regulation or order binding on it or its certificate of incorporation or by-laws or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon its property under, its certificate of incorporation or by-laws, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan, credit agreement, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected;

               (iii) neither the execution and delivery by it of this Agreement, the Original Lease, the Lease Supplement covering the Aircraft, the First Amendment to Lease Agreement, the Original Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Basic Agreement, each Pass Through Trust Agreement Supplement or the Owner Trustee's Purchase Agreement, nor the performance by it of its obligations under this Agreement, the Lease, the Participation Agreement, the Tax Indemnity Agreement, each Pass Through Trust Agreement and any other Operative Document to which it is or is to be a party, required or requires, as appropriate, the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any federal, state or foreign governmental authority or agency, except for (A) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by it, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained and are in full force and effect,
          (B) the registration of the Aircraft referred to in Section 4(a)(ix)(2) of the Participation Agreement, (C) the registrations and filings referred to in Section 4(a)(vi), (D) the recordings with the FAA described in the opinion referred to in Section 3(v) and (E) any normal periodic and other reporting requirements under the applicable rules and regulations of the FAA to the extent required to be given or obtained only after the Delivery Date, it being understood that the registration of the issuance and sale of the Pass Through Certificates to be issued pursuant to the provisions of the Pass Through Trust Agreements under the Securities Act of 1933, as amended, and under the securities laws of any state in which the Pass Through Certificates may be offered for sale if the laws of such state require such action has been duly accomplished and the qualification of each Pass Through Trust Agreement under the Trust Indenture Act of 1939, as amended, has been duly obtained;

               (iv) each of this Agreement, the Original Lease, the Lease Supplement covering the Aircraft, the First Amendment to Lease Agreement, the Original Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Basic Agreement, each Pass Through Trust Agreement Supplement and the Owner Trustee's Purchase Agreement has been, or on the Refinancing Date will have been, duly executed and delivered by the Lessee; and each of this Agreement, the Lease, the Participation Agreement, the Tax Indemnity Agreement, each Pass Through Trust Agreement and each other Operative Document to which it is or is to be a party will as of the Refinancing Date constitute a legal, valid and binding obligation of the Lessee enforceable against the Lessee in accordance with the terms thereof;

               (v) there are no pending or threatened actions or proceedings before any court or administrative agency which individually (or in the aggregate in the case of any group of related lawsuits) is expected to have a material adverse effect on its financial condition or its ability to perform its obligations under, any of this Agreement, the Lease, the Participation Agreement, the Tax Indemnity Agreement, each Pass Through Trust Agreement and each other Operative Document to which it is or is to be a party;

               (vi) except for (A) the registration of the Aircraft pursuant to the Act, (B) the filing for recording pursuant to said Act of the Trust Agreement, the First Amendment to Trust Agreement, the Original Lease, the Lease Supplement covering the Aircraft, the First Amendment to Lease Agreement, the Original Indenture, the Trust Supplement, the Amended and Restated Trust Indenture and the Owner Trustee's FAA Bill of Sale, (C) the filing of financing statements (and continuation statements at periodic intervals) with respect to the security and other interests created by such documents under the Uniform Commercial Code of Illinois (which financing statements have been duly filed) and the Uniform Commercial Code of the State of Connecticut (which financing statements have been duly filed) and (D) the taking of possession by the Indenture Trustee of the original counterparts of the Original Lease, the Lease Supplement covering the Aircraft and the First Amendment to Lease Agreement, no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary or advisable in order to establish and perfect the Owner Trustee's title to and interest in the Aircraft as against it, and to perfect the Indenture Trustee's security interest in the Aircraft as against the Owner Trustee, and in each case as against any third parties in any applicable jurisdictions in the United States;

               (vii) no event has occurred and is continuing which constitutes an Event of Default or Default (as each such term is defined in the Lease); and there has not occurred any event which constitutes or would, with the passage of time or the giving of notice, or both, constitute, an Event of Loss;

               (viii) on the Delivery Date, the Owner Trustee received good and marketable title to the Aircraft free and clear of all Liens, except the rights of the Lessee under the Original Lease and the Lease Supplement covering the Aircraft, the Lien of the Original Indenture, the beneficial interest of the Owner Participant in the Aircraft and the Liens permitted by clauses (ii) and (iii) (solely for taxes not yet due) of Section 6 of the Original Lease;

               (ix) the Lessee is not in default in the performance of any term or condition of the Owner Trustee's Purchase Agreement, and is not in default in the performance of any term or condition of the Purchase Agreement which materially adversely impairs the transactions contemplated by the Participation Agreement or hereby;

               (x) no governmental approval of any kind is required of the Owner Participant, the Original Loan Participant, the Owner Trustee, the Indenture Trustee or any Pass Through Trustee for their respective execution of or performance under this Agreement or any agreement contemplated hereby solely by reason of any fact or circumstance peculiar to: (A) the Lessee,

          (B) the nature of the Aircraft, or (C) the Lessee's proposed operation or use of the Aircraft;

               (xi) the Aircraft has been duly certified by the FAA as to type and airworthiness and such certification remains in full force and effect; the Aircraft has been and is currently insured by the Lessee in accordance with the terms of the Lease and is in the condition and state of repair required under the terms of the Lease; and each of the Engines has 750 or more rated take off horsepower or the equivalent of such horsepower;

               (xii) the Owner Trustee, as Lessor under the Lease, and the Indenture Trustee, as assignee of the Owner Trustee's rights under the Lease pursuant to the Indenture, are, and after giving effect to the refinancing transaction contemplated hereby, will be entitled to the protection of Section 1110 of the United States Bankruptcy Code in connection with the Owner Trustee's and the Indenture Trustee's rights to take possession of the Airframe and Engines in the event of a case under Chapter 11 of the United States Bankruptcy Code in which the Lessee is a debtor;

               (xiii) neither it nor any of its subsidiaries is an "investment company" or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended; and

               (xiv) neither it nor any Person authorized to act on its behalf has directly or indirectly offered the Pass Through Certificates or the Equipment Notes for sale other than in a manner in compliance with the requirements of the Securities Act and the rules and regulations thereunder.

          (b) The Owner Participant represents and warrants to the Indenture Trustee, the Owner Trustee, each Pass Through Trustee and the Lessee that:

               (i) the Owner Participant is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as now conducted, to own or hold under lease its properties and to enter into this Agreement, the Original Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Original Trust Agreement and the First Amendment to Trust Agreement and to perform its obligations under this Agreement, the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement;

               (ii) each of this Agreement, the Original Participation Agreement, the First Amendment to Participation Agreement, the Original Tax Indemnity Agreement, the First Amendment to Tax Indemnity Agreement, the Original Trust Agreement and the First Amendment to Trust Agreement has been duly authorized by all necessary corporate action on the part of the Owner Participant, does not require any approval not already obtained of stockholders of the Owner Participant or any approval or consent not already obtained of any trustee or holders of any indebtedness or obligations of the Owner Participant, and has been, or on the Refinancing Date will have been, duly executed and delivered by it, and none of the execution and delivery by the Owner Participant thereof, the consummation by the Owner Participant of the transactions contemplated by this Agreement, the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement or compliance by it with the terms and provisions thereof will contravene any United States federal or state law, judgment, governmental rule, regulation or order applicable to or binding on it (it being understood that no representation or warranty is made with respect to laws, rules or regulations relating to aviation or to the nature of the equipment owned by the Owner Trustee, other than such laws, rules or regulations relating to the citizenship requirements of the Owner Participant under applicable aviation law) or contravenes or results or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien (other than Liens provided for or otherwise permitted in the Operative Documents) upon the Trust Estate under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected;

               (iii) each of this Agreement, the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement will as of the Refinancing Date constitute the legal, valid and binding obligation of the Owner Participant enforceable against the Owner Participant in accordance with the terms thereof;

               (iv) there are no pending or, to the knowledge of the Owner Participant, threatened actions or proceedings against the Owner Participant before any court or administrative agency which, if determined adversely to the Owner Participant, would materially adversely affect the financial condition of the Owner Participant or the ability of the Owner Participant to perform its obligations under, any of this Agreement, the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement;

               (v) there are no Lessor Liens (including for this purpose Liens that would be Lessor Liens but for the proviso to the definition of Lessor Liens) attributable to the Owner Participant;

               (vi)  it is a "citizen of the United States" as defined in
          Section 40102(a)(15) of the Act;

               (vii) no part of the funds used by it to make its investment pursuant to Section 1 of the Original Participation Agreement constituted, and no part of the funds to be used by it to make any payment required hereunder shall constitute, "plan assets" of any "employee benefit plan" within the meaning of the Employee Retirement Income Security Act of 1974, as amended, or of any "plan" within the meaning of Section 4975(e)(1) of the Code; and

               (viii) neither the Owner Participant nor anyone authorized by it to act on its behalf (other than for purposes of this paragraph, the Lessee and the Underwriters) has directly or indirectly offered any Equipment Notes or any interest in or any similar interest for sale to, or solicited any offer to acquire any of the same from, any Person.

          (c)(I) State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity ("SSBTC") represents and warrants to the Indenture Trustee, each Pass Through Trustee, the Owner Participant and the Lessee that:

               (i) neither the execution and delivery thereof nor the performance by SSBTC or the Owner Trustee of any of the terms and conditions of this Agreement, the Amended and Restated Indenture, the First Amendment to Lease Agreement, the First Amendment to Participation Agreement, and the Equipment Notes will violate any federal or Connecticut law or regulation relating to the banking or trust powers of SSBTC, or contravene or result in any breach of, or constitute any default under, its charter or by-laws or the provisions of any indenture, mortgage, contract or other agreements to which it is a party or by which its properties may be bound or affected;

               (ii) each of the First Amendment to Trust Agreement, this Agreement, the Amended and Restated Indenture, the First Amendment to Lease Agreement, the First Amendment to Participation Agreement and the Equipment Notes has been, or on the Refinancing Date will have been, duly executed and delivered by one of its officers who is duly authorized to execute and deliver such instruments;

               (iii) the Trust Estate is free and clear of Lessor Liens attributable to SSBTC, and there are no Liens affecting the title of the Owner Trustee to the Aircraft resulting from any act or claim against SSBTC or the Owner Trustee arising out of any event or condition not related to the ownership, leasing, use or operation of the Aircraft or to any other transaction contemplated by this Agreement, the Participation Agreement or any of the other Operative Documents, including any Lien resulting from the nonpayment by SSBTC of any Taxes imposed or measured by its net income;

               (iv) there has not occurred any event which constitutes (or to the best of its knowledge, with the passage of time or the giving of notice or both, would constitute) an Indenture Event of Default (as defined in the Indenture) which has been caused by or relates to SSBTC or the Owner Trustee and which is presently continuing;

               (v) SSBTC is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has the corporate power and authority to enter into this Agreement, the First Amendment to Trust Agreement, the First Amendment to Participation Agreement, and to perform its obligations under this Agreement, the Trust Agreement and the Participation Agreement;

               (vi) each of the First Amendment to Trust Agreement, this Agreement, and the First Amendment to Participation Agreement has been duly authorized by all necessary corporate action on its part, and neither the execution and delivery thereof nor the performance by SSBTC of any of the terms and conditions of this Agreement, the First Amendment to Trust Agreement, the First Amendment to Participation Agreement will violate any federal or Connecticut law or regulation relating to its banking or trust powers or contravene or result in any breach of, or constitute any default under, its charter or by-laws or the provisions of any indenture, mortgage, contract or other agreements to which it is a party or by which its properties may be bound or affected;

               (vii) each of the First Amendment to Trust Agreement, this Agreement and the First Amendment to Participation Agreement has been, or on the Refinancing Date will have been, duly executed and delivered by it, and each of this Agreement, the Trust Agreement and the Participation Agreement on the Refinancing Date will constitute a legal, valid and binding obligation of SSBTC enforceable against it in accordance with the terms thereof;

               (viii) the principal place of business of SSBTC and the Owner Trustee and the place where its records concerning the Aircraft and all its interest in, to and under all documents relating to the Trust Estate is located at 750 Main Street, Suite 1114, Hartford, Connecticut 06103, Attention: Corporate Trust Department and SSBTC agrees that it will not change the location of such office to a location outside of Hartford, Connecticut, without providing written notice to the Lessee, the Indenture Trustee and the Owner Participant within thirty (30) days following such change in location;

               (ix) no consent, approval, order or authorization of, giving of notice to, or registration or filing with, or taking of any other action in respect of, any Connecticut State or local governmental authority or agency or any United States federal governmental authority or agency regulating the banking or trust powers of SSBTC is required for the execution and delivery of, or the carrying out by, SSBTC, of any of the transactions contemplated by the First Amendment to Trust Agreement, this Agreement, the First Amendment to Participation Agreement, or of any of the transactions contemplated by any other of the Operative Documents to which SSBTC is or is to be a party, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken;

               (x) SSBTC has not directly or indirectly offered any Equipment Note or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, any Person other than the Indenture Trustee, each of the Pass Through Trustees, the Original Loan Participant and the Owner Participant; and SSBTC has not authorized any Person to act on its behalf (other than, for purposes of this paragraph, the Lessee and the Underwriters) to offer directly or indirectly any Equipment Note or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or to solicit any offer to acquire any of the same from, any Person;

               (xi)   SSBTC is a "citizen of the United States" as defined in
          Section 40102(a)(15) of the Act; and

               (xii) there are no pending or threatened actions or proceedings against SSBTC or the Owner Trustee before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of SSBTC or the Owner Trustee, as the case may be, to perform its obligations under any of this Agreement, the Participation Agreement, the Trust Agreement, the Lease, the Owner Trustee's Purchase Agreement (as defined in the Participation Agreement), the Amended and Restated Indenture, the Equipment Notes or any other documents executed by the Owner Trustee or SSBTC in connection with the transactions contemplated by the Operative Documents.

          (II) State Street Bank and Trust Company of Connecticut, National Association, solely in its capacity as Owner Trustee further represents and warrants that:

               (i) SSBTC is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has the corporate power and authority to enter into this Agreement, the First Amendment to Trust Agreement and the First Amendment to Participation Agreement and to perform its obligations under this Agreement, the Trust Agreement and the Participation Agreement;

               (ii) assuming due authorization, execution and delivery of the Trust Agreement and the First Amendment to Trust Agreement by the Owner Participant, each of the First Amendment to Trust Agreement, this Agreement, the Amended and Restated Indenture, the First Amendment to Lease Agreement, the First Amendment to Participation Agreement, and the Equipment Notes has been, or on the Refinancing Date will have been, duly executed and delivered by it, and each of this Agreement, the Trust Agreement, the Lease, the Participation Agreement and the Amended and Restated Indenture, on the Refinancing Date, will constitute a legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms thereof;

               (iii) the Owner Trustee has never directly or indirectly offered any Equipment Note or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, any Person other than the Indenture Trustee, each of the Pass Through Trustees, the Original Loan Participant and the Owner Participant; and it has not authorized any Person to act on its behalf (other than for purposes of this paragraph, the Lessee and the Underwriters) to offer directly or indirectly any Equipment Note or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or to solicit any offer to acquire any of the same from, any Person; and

               (iv) there are no pending or threatened actions or proceedings against the Owner Trustee before any court or administrative agency which, if determined adversely to it, would materially adversely affect its ability to perform its obligations under any of this Agreement, the Participation Agreement, the Trust Agreement, the Lease, the Owner Trustee's Purchase

          Agreement (as defined in the Participation Agreement), the Amended and Restated Indenture, the Equipment Notes or any other documents executed by it in connection with the transactions contemplated by the Operative Document; and

          (d) First Security Bank of Utah, National Association, in its individual capacity ("FSBU"), represents to the Owner Trustee, the Owner Participant and the Lessee that:

               (i) it is a "citizen of the United States" as defined in Section 40102(a)(15) of the Act, that it will notify promptly all parties to this agreement if in its reasonable opinion its status as a "citizen of the United States" is likely to change and that it will resign as Indenture Trustee as provided in Section 9.07 of the Indenture if it should cease to be a "citizen of the United States";

               (ii) it is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has the full corporate power, authority and legal right under the laws of Utah and the United States pertaining to its banking, trust and fiduciary powers to enter into this Agreement, the Amended and Restated Indenture, and the First Amendment to Participation Agreement, to perform its obligations under this Agreement, the Amended and Restated Indenture, the Participation Agreement and each Pass Through Trust Agreement and, in its capacity as Indenture Trustee, authenticate the Equipment Notes to be delivered on the Refinancing Date and, in its capacity as Pass Through Trustee, execute, authenticate and deliver the Pass Through Certificates;

               (iii) this Agreement, the Amended and Restated Indenture, the First Amendment to Participation Agreement and each Pass Through Trust Agreement and the authentication of the Equipment Notes to be delivered on the Refinancing Date have been duly authorized by all necessary corporate action on the part of FSBU, the Indenture Trustee and the relevant Pass Through Trustee, as it shall be a party thereto in any such capacity, and neither the execution (or, in the case of the Equipment Notes, the authentication) and delivery thereof in any such capacity nor the performance by it in any such capacity of any of the terms and provisions of this Agreement, the Amended and Restated Indenture, the Participation Agreement or the Equipment Notes will violate any federal or Utah law or regulation relating to the banking or trust powers of FSBU or contravene or result in any breach of, or constitute any default under its charter or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which any of FSBU or the Indenture Trustee is a party or by which it or its properties may be bound or affected;

               (iv) each of this Agreement, the Amended and Restated Indenture, the First Amendment to Participation Agreement, each Pass Through Trust Agreement and the Equipment Notes has been, or on the Refinancing Date will have been, duly executed (or, in the case of the Equipment Notes, authenticated or, in the case of the Pass Through Certificates, executed and authenticated) and delivered by FSBU, the Indenture Trustee and the relevant Pass Through Trustee, as it shall be a party thereto in any such capacity, and, assuming that each of this Agreement, the Amended and Restated Indenture, the Participation Agreement and each Pass Through Trust Agreement constitutes on the Refinancing Date the legal, valid and binding obligation of each of the parties thereto (other than FSBU, the Indenture Trustee and the relevant Pass Through Trustee), each such document, on the Refinancing Date, will constitute the legal, valid and binding obligation of FSBU, the Indenture Trustee and the relevant Pass Through Trustee, as it is a party thereto in any such capacity, enforceable against it in such capacity in accordance with its terms;

               (v) neither the execution (or, in the case of the Equipment Notes and the Pass Through Certificates, the authentication or, in the case of the Pass Through Certificates, the execution and authentication) and delivery by FSBU, the Indenture Trustee or any Pass Through Trustee, as it is a party in any such capacity to any of this Agreement, the Amended and Restated Indenture, the First Amendment to Participation Agreement, the Pass Through Trust Agreements, the Equipment Notes or the Pass Through Certificates, nor the consummation by it in any such capacity of any of the transactions contemplated hereby, by the Indenture, by the Pass Through Trust Agreements, by the Equipment Notes or by the Pass Through Certificates requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to, any Utah or federal governmental authority or agency regulating the banking, trust or fiduciary powers of FSBU;

               (vi) there are no Taxes payable by FSBU, the Indenture Trustee or any Pass Through Trustee imposed by the State of Utah or any political subdivision or taxing authority thereof in connection with the execution (or, in the case of the Equipment Notes and the Pass Through Certificates, the authentication) and delivery by it as a party in any such capacity to this Agreement, the Amended and Restated Indenture, the First Amendment to Participation Agreement, any Pass Through Trust Agreement, the Equipment

          Notes or the Pass Through Certificates or performance by it as a party in any such capacity of this Agreement, the Amended and Restated Indenture, the Participation Agreement, the Pass Through Trust Agreements, the Equipment Notes or the Pass Through Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by FSBU, the Indenture Trustee or any Pass Through Trustee, as the case may be, for services rendered in connection with the transactions contemplated thereby), and there are no Taxes payable by FSBU, the Indenture Trustee or any Pass Through Trustee imposed by the State of Utah or any political subdivision thereof in connection with the acquisition, possession or ownership by any Pass Through Trustee of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by a Pass Through Trustee for services rendered in connection with the transactions contemplated by the Pass Through Trust Agreements) and, assuming that the trust created by the respective Pass Through Trust Agreement will not be taxable as a corporation, but, rather, will be characterized as a grantor trust under subpart E, Part I of Subchapter J of the Code, such trust will not be subject to any Taxes imposed by the State of Utah or any political subdivision thereof;

               (vii) there are no pending or threatened actions or proceedings against any of FSBU, the Indenture Trustee or the Pass Through Trustees before any court or administrative agency which individually (or in the aggregate in the case of any group of related lawsuits) purports to affect the legality, validity or enforceability of, or which is reasonably likely to materially adversely affect the ability of FSBU, the Indenture Trustee or the Pass Through Trustees to perform its obligations as a party in any such capacity under, any of this Agreement, the Amended and Restated Indenture, the Participation Agreement, the relevant Pass Through Trust Agreement, the Equipment Notes or the Pass Through Certificates; and

               (viii) except for the issuance and sale pursuant to the respective Pass Through Trust Agreements of the Pass Through Certificates contemplated thereby, neither FSBU nor any Pass Through Trustee has directly or indirectly offered any Equipment Note for sale to any Person, or solicited any offer to acquire any Equipment Notes from any Person other than the Owner Trustee and the Owner Participant, and neither FSBU nor any Pass Through Trustee has authorized anyone to act on its behalf to offer directly or indirectly any Equipment Note for sale to any Person, or to solicit any offer to acquire any Equipment Note from any Person other than the Owner Trustee and the Owner Participant and no Pass Through Trustee is in default under any respective Pass Through Trust Agreement.

          SECTION 5.  Notices.  Unless otherwise specifically provided herein,
                      -------
all notices required or permitted by the terms of this Agreement shall be given in accordance with the provisions of Section 13 of the Participation Agreement.

          SECTION 6.  Expenses.  (a)  As more fully specified in Section 16 and
                      --------
Section 20(a)(6) of the Participation Agreement and except as provided in paragraph (b), below, all of the Transaction Expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated by this Agreement shall be paid promptly by the Owner Participant.

          (b) In the event that the transactions contemplated by this Agreement and the agreements referred to herein are not consummated, the Lessee shall bear and pay all Transaction Expenses referred to above on an after-tax basis to the Owner Participant and the Owner Trustee; provided that, if the transaction fails
                                         --------
to be consummated as a result of the failure of the Owner Participant to comply with the terms hereof or thereof, the Owner Participant shall bear and pay its own fees, costs and expenses (including, without limitation, the fees and expenses of its special counsel) and the Lessee shall pay all other Transaction Expenses as aforesaid.

          (c) SSBTC is entering into this Agreement solely as Owner Trustee under the Trust Agreement and not in its individual capacity except as expressly provided for herein, and in no case whatsoever shall SSBTC (or any entity acting as successor trustee under the Trust Agreement) be personally liable for, or for any loss in respect of, any statements, representations, warranties, agreements or obligations of the Owner Trustee hereunder; provided, however, that SSBTC
                                               --------  -------
shall be liable hereunder in its individual capacity to the extent expressly provided for hereunder and for its own willful misconduct or gross negligence. If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement and the Participation Agreement, such successor owner trustee shall, without any further act, succeed to all of the rights, duties, immunities and obligations hereunder, and its predecessor owner trustee and SSBTC shall be released from all further duties and obligations hereunder, without prejudice to any claims against SSBTC or such predecessor owner trustee for any default by SSBTC or such predecessor owner trustee, respectively, in the performance of its obligations hereunder prior to such appointment.

          SECTION 7.  Miscellaneous.  This Agreement may be executed in any
                      -------------
number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to the Indenture Trustee. The index preceding this Agreement and the headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Agreement shall be binding upon, and shall inure to the extent provided herein to the benefit only of the following parties: the Lessee and, subject to the terms of the Participation Agreement, its successors and permitted assigns, the Original Loan Participant, the Indenture Trustee and its successors as Indenture Trustee (and any additional trustee appointed) under the Amended and Restated Indenture, the Owner Trustee and its successors as Owner Trustee under the Trust Agreement, each Pass Through Trustee and its successors as Pass Through Trustee under the 1996-A1 Pass Through Trust Agreement or the 1996-A2 Pass Through Trust Agreement, respectively, and the Owner Participant and, subject to the provisions of the Participation Agreement, its successors and permitted assigns. No purchaser or holder of any of the Equipment Notes shall be deemed to be a successor or assign of the Original Loan Participant or to have any rights or benefits hereunder. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS OF THE STATE OF ILLINOIS.

                                                                    (1994 747 B)

          IN WITNESS WHEREOF, the parties hereto have caused this Redemption and Refinancing Agreement (1994 747 B) to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         UNITED AIR LINES, INC.,
                            as Lessee


                         By:
                            ------------------------------------------
                              Name:
                              Title:


                         ---------------------------,
                            as Owner Participant


                         By:
                            ------------------------------------------
                              Name:
                              Title:


                         STATE STREET BANK AND TRUST COMPANY
                            OF CONNECTICUT, NATIONAL ASSOCIATION,
                              not in its individual capacity except
                              as expressly provided for herein,
                              but solely as Owner Trustee


                         By:
                            ------------------------------------------
                              Name:
                              Title:

                                                                    (1994 747 B)

                         STATE STREET BANK AND TRUST COMPANY,
                              not in its individual capacity except
                              as expressly provided for herein,
                              but solely as Owner Trustee Parent Guarantor


                         By:
                            ------------------------------------------
                              Name:
                              Title:


                         THE MITSUBISHI TRUST AND BANKING
                            CORPORATION, ACTING THROUGH ITS NEW
                            YORK BRANCH,
                              as Original Loan Participant


                         By:
                            ------------------------------------------
                              Name:
                              Title:


                         FIRST SECURITY BANK OF UTAH,
                            NATIONAL ASSOCIATION,
                              as Pass Through Trustee


                         By:
                            ------------------------------------------
                              Name:
                              Title:

                                                                    (1994 747 B)

                           FIRST SECURITY BANK OF UTAH,
                            NATIONAL ASSOCIATION,
                              as Indenture Trustee


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                                      30
                                                                 (1994 747 B)

                                                           Exhibit A to
                                                           Redemption and
                                                           Refinancing Agreement



                     Maturity Dates, Principal Amounts and
                     -------------------------------------
                Interest Rates of Series 1994 747 B Certificates
                ------------------------------------------------


                                           Principal   Interest Rate
                        Maturity Date       Amount        Per Annum
                        -------------      ---------    -------------
Series 1994 747 B1

Series 1994 747 B2


                                     A-1-1
                                                                 (1994 747 B)

                                                    Exhibit A-1 to
                                                    Redemption and
                                                    Refinancing Agreement


         Installment Payment Dates and Installment Payment Percentages
         -------------------------------------------------------------

                    Installment Certificates shall be those
                Certificates with the following Maturity Dates:

                 Installment Certificate No. 1 - Maturity Date:


      Installment Payment                                  Installment Payment
      -------------------                                  --------------------
             Date                                              Percentage
             ----                                              ----------






            TOTAL                                                       %


                                     A-1-2
                                                                 (1994 747 B)

                Installment Certificate No. 2 - Maturity Date:


      Installment Payment                                  Installment Payment
      -------------------                                  --------------------
             Date                                              Percentage
             ----                                              ----------






            TOTAL                                                       %


                                                                 (1994 747 B)

                                                           Exhibit A-2 to
                                                           Redemption and
                                                           Refinancing Agreement


                   Issuance of Series 1994 747 B Certificates
                   ------------------------------------------

          The Series 1994 747 B Loan Certificates issued hereunder shall be issued to and shall be payable to each of the Pass Through Trustees under the 1996-A1 Pass Through Trust Agreement and the 1996-A2 Pass Through Trust Agreement with respect to the grantor trusts created thereby, each such trust as described below consisting in the aggregate of the certificates issued hereunder and the other certificates contained therein:

                [1994 B1] Trust:
                ____% Certificate due _________

                [1994 B2] Trust:
                ____% Certificate due _________

                                                                 (1994 747 B)

                                                                    Exhibit B to
                                                                  Redemption and
                                                           Refinancing Agreement


                                    Form of
               Amended and Restated Trust Indenture and Mortgage
               -------------------------------------------------

                                                                 (1994 747 B)

                                                                    Exhibit C to
                                                                  Redemption and
                                                           Refinancing Agreement


                                    Form of
                       First Amendment to Lease Agreement
                       ----------------------------------

                                                                 (1994 747 B)

                                                                    Exhibit D to
                                                                  Redemption and
                                                           Refinancing Agreement


                                    Form of
                   First Amendment to Participation Agreement
                   ------------------------------------------

                                                                 (1994 747 B)

                                                                    Exhibit E to
                                                                  Redemption and
                                                           Refinancing Agreement


                                    Form of
                       First Amendment to Trust Agreement
                       ----------------------------------